FINANCIAL STATEMENTS – STATUTORY BASIS

AND SUPPLEMENTARY INFORMATION

Transamerica Financial Life Insurance Company

Years Ended December 31, 2023, 2022 and 2021

Transamerica Financial Life Insurance Company

Financial Statements – Statutory Basis

and Supplementary Information

Years Ended December 31, 2023, 2022 and 2021

Report of Independent Auditors

To the Board of Directors of Transamerica Financial Life Insurance Company

Opinions

We have audited the accompanying statutory basis financial statements of Transamerica Financial Life Insurance Company (the “Company”), which comprise the balance sheets – statutory basis as of December 31, 2023 and 2022, and the related statements of operations - statutory basis, of changes in capital and surplus - statutory basis, and of cash flow - statutory basis for each of the three years in the period ended December 31, 2023, including the related notes and summary of investments - other than investments in related parties at December 31, 2023, supplementary insurance information at December 31, 2023 and 2022 and for the years ended December 31, 2023, 2022 and 2021, and reinsurance at December 31, 2023 and 2022 and for the years ended December 31, 2023, 2022 and 2021 listed in the accompanying index (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2023 and 2022 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023, in accordance with the accounting practices prescribed or permitted by the New York Department of Financial Services described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2023.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606

T: (312) 298 2000, www.pwc.com/us

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

April 11, 2024

Transamerica Financial Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Millions)

	December 31
	2023	2022

Admitted assets
Cash, cash equivalents and short-term investments	$1,247	$205
Bonds	4,953	5,243
Preferred stocks	4	4
Common stocks	3	6
Mortgage loans on real estate	1,841	1,853
Policy loans	151	143
Securities lending reinvested collateral assets	321	412
Derivatives	39	204
Other invested assets	285	268

Total cash and invested assets	8,844	8,338

Accrued investment income	58	62
Premiums deferred and uncollected	8	8
Net deferred income tax asset	24	30
Other assets	14	38
Separate account assets	18,447	16,412

Total admitted assets	$27,395	$24,888

Liabilities and capital and surplus
Aggregate reserves for policies and contracts	$6,173	$6,540
Policy and contract claim reserves	37	35
Liability for deposit-type contracts	30	31
Transfers from separate accounts due or accrued	(65)	(96)
Asset valuation reserve	114	106
Interest maintenance reserve	4	13
Derivatives	59	224
Payable for collateral under securities loaned and other transactions	359	463
Borrowed money	20	20
Remittances and items not allocated	1,265	190
Other liabilities	42	103
Separate account liabilities	18,447	16,412

Total liabilities	26,485	24,041

Total capital and surplus	910	847

Total liabilities and capital and surplus	$27,395	$24,888

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Millions)

	Year Ended December 31
	2023	2022	2021

Revenues
Premiums and annuity considerations	$3,517	$5,185	$5,222
Net investment income	330	333	342
Fee revenue and other income	238	250	292

Total revenue	4,085	5,768	5,856

Benefits and expenses
Death benefits	92	84	95
Annuity benefits	180	136	176
Accident and health benefits	69	58	62
Surrender benefits	3,902	10,801	5,642
Other benefits	11	9	10
Net increase (decrease) in reserves	(360)	(182)	(287)
Commissions	89	87	104
Net transfers to (from) separate accounts	(365)	(5,617)	(387)
General insurance expenses and other	153	144	120

Total benefits and expenses	3,771	5,520	5,535

Gain (loss) from operations before federal income taxes	314	248	321
Federal income tax (benefit) expense	24	1	17

Net gain (loss) from operations	290	247	304
Net realized capital gains (losses), after tax and amounts transferred to interest maintenance reserve	(100)	(179)	(115)

Net income (loss)	$190	$68	$189

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Millions)

	Common Stock	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus

Balance at January 1, 2021	$2	$684	$13	$379	$1,078
Net income (loss)	—	—	—	189	189
Change in net unrealized capital gains/losses, net of taxes	—	—	—	12	12
Change in net deferred income tax asset	—	—	—	7	7
Change in nonadmitted assets	—	—	—	(11)	(11)
Change in asset valuation reserve	—	—	—	14	14
Dividends to stockholders	—	—	—	(200)	(200)
Other changes - net	—	—	2	(2)	—

Balance at December 31, 2021	$2	$684	$15	$388	$1,089
Net income (loss)	—	—	—	68	68
Change in net unrealized capital gains/losses, net of taxes	—	—	—	(23)	(23)
Change in net deferred income tax asset	—	—	—	12	12
Change in nonadmitted assets	—	—	—	(26)	(26)
Change in reserve on account of change valuation basis	—	—	—	51	51
Change in asset valuation reserve	—	—	—	(2)	(2)
Dividends to stockholders	—	—	—	(300)	(300)
Other changes - net	—	—	(8)	(14)	(22)

Balance at December 31, 2022	$2	$684	$7	$154	$847

Continued on next page.

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Millions)

	Common Stock	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus

Balance at December 31, 2022	$2	$684	$7	$154	$847
Net income (loss)	—	—	—	190	190
Change in net unrealized capital gains/losses, net of taxes	—	—	—	14	14
Change in net deferred income tax asset	—	—	—	1	1
Change in nonadmitted assets	—	—	—	6	6
Change in reserve on account of change in valuation basis	—	—	—	—	—
Change in asset valuation reserve	—	—	—	(8)	(8)
Return of capital	—	(1)	—	—	(1)
Dividends to stockholders	—	—	—	(170)	(170)
Other changes - net	—	1	5	25	31

Balance at December 31, 2023	$2	$684	$12	$212	$910

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Millions)

	Year Ended December 31
	2023	2022	2021

Operating activities
Premiums and annuity considerations	$3,518	$5,186	$5,229
Net investment income	333	331	348
Other income	238	251	291
Benefit and loss related payments	(4,262)	(11,090)	(5,993)
Net transfers from separate accounts	395	5,605	405
Commissions and operating expenses	(240)	(234)	(217)
Federal income taxes (paid) received	(23)	(19)	(4)

Net cash provided by (used in) operating activities	$(41)	$30	$59

Investing activities
Proceeds from investments sold, matured or repaid	$680	$1,040	$1,709
Costs of investments acquired	(408)	(925)	(1,662)
Net change in policy loans	(7)	(7)	(5)

Net cash provided by (used in) investing activities	$265	$108	$42

Financing and miscellaneous activities
Capital and paid in surplus received (returned)	$1	$—	$—
Net deposits (withdrawals) on deposit-type contracts	1	(4)	2
Net change in borrowed money	—	—	(126)
Net change in payable for collateral under securities lending and other transactions	(104)	27	(5)
Other cash (applied) provided	1,090	1	(27)
Dividends to stockholders	(170)	(300)	(200)

Net cash provided by (used in) financing and miscellaneous activities	$818	$(276)	$(356)

Net increase (decrease) in cash, cash equivalents and short-term investments	1,042	(138)	(255)

Cash, cash equivalents and short-term investments:
Beginning of year	205	343	598

End of year	$1,247	$205	$343

See accompanying notes.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December  31, 2023

1.  Organization and Nature of Business

Transamerica Financial Life Insurance Company (the Company) is a stock life insurance company domiciled in the State of New York and is owned by Transamerica Corporation (TA Corp). TA Corp is an indirect, wholly-owned subsidiary of Aegon Ltd., a holding company organized under the laws of Bermuda.

Nature of Business

The Company sells individual life insurance, including indexed universal life, whole life, term life, and final expense life. It also sells variable annuities. In addition, the Company offers supplemental health insurance, group life insurance, group annuity contracts and stable value solutions. The Company is licensed in 50 states and the District of Columbia. Sales of the Company’s products are primarily through a network of independent agents and broker-dealers, affiliated agencies, and financial institutions.

2.  Basis of Presentation and Summary of Significant Accounting Policies

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the New York Department of Financial Services (NYDFS), which differ from accounting principles generally accepted in the United States of America (GAAP).

The NYDFS recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the New York Insurance Law. The Commissioner of Insurance has the right to permit specific practices that deviate from prescribed practices.

The State of New York has adopted a prescribed accounting practice that differs from that found in the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) related to the reported value of the assets supporting the Company’s guaranteed separate accounts. As prescribed by Section 1414 of the New York Insurance Law, the Commissioner found that the Company is entitled to value the assets of the guaranteed separate account at amortized cost, whereas the assets would be required to be reported at fair value under Statement of Statutory Accounting Principle (SSAP) No. 56, Separate Accounts, of the NAIC SAP. There is no impact to the Company’s income or surplus as a result of utilizing this prescribed practice.

Use of Estimates

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The effects of the following variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material. Significant accounting policies and variances from GAAP are as follows:

Investments

Investments in bonds, except those to which the Securities Valuation Office (SVO) of the NAIC has ascribed a NAIC designation of 6, are reported at amortized cost using the interest method. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value, often referred to as yield-to-worst method. Bonds ascribed a NAIC designation of 6 are reported at the lower of amortized cost or fair value with unrealized gains and losses reported in changes in capital and surplus. Prepayment penalty or acceleration fees received in the event a bond is liquidated prior to its scheduled termination date are reported as investment income.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26R, Bonds, and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

For GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. These securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium using either the retrospective or prospective methods. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. For statutory reporting, the retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

For GAAP, all securities purchased or retained that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used.

The Company closely monitors below investment grade holdings and investment grade issuers where the Company has concerns to determine if an other-than-temporary impairment (OTTI) has occurred. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. The Company will record a charge to the Statements of Operations for the amount of the impairment.

For structured securities, cash flow trends and underlying levels of collateral are monitored. An OTTI is considered to have occurred if the fair value of the structured security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An OTTI is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security and the security is in an unrealized loss position. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. The Company will record a charge to the Statements of Operations for the amount of the impairments.

For GAAP, if it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the OTTI is recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security or the entity will likely not be required to sell the security before recovery, the OTTI should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.

Investments in both affiliated and unaffiliated redeemable preferred stocks in good standing (those with NAIC designations 1 to 3), are reported at cost or amortized cost, depending on the characteristics of the securities. Investments in both affiliated and unaffiliated redeemable preferred stocks not in good standing (those with NAIC designations 4 to 6), are reported at the lower of cost, amortized cost, or fair value, depending on the characteristics of the securities. Investment in perpetual preferred stocks are reported at fair value, not to exceed any currently effective call price. Investment in mandatory convertible preferred stocks (regardless if the preferred stock is redeemable or perpetual) are reported at fair value, not to exceed any currently effective call price, in the periods prior to conversion. For preferred stocks reported at fair value, the related net unrealized capital gains and losses for all NAIC designations are reported in accordance with SSAP No. 7, Asset Valuation Reserve and Interest Maintenance Reserve.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in net unrealized capital gains or losses and are reported in changes in capital and surplus.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company owns stock issued by the Federal Home Loan Bank (FHLB), which is only redeemable at par, and its fair value is presumed to be par, unless other-than-temporarily impaired.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the Statements of Operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized. Prepayment penalty or acceleration fees received in the event a loan is liquidated prior to its scheduled termination date are reported as investment income.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, an allowance for credit loss is recognized in earnings at time of purchase or origination based on an expected lifetime credit loss, which is an amount that represents the portion of the amortized cost basis of the mortgage loans that the Company does not expect to collect.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

The Company has interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee.

For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the Statements of Operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company. The carrying value is amortized over the life of the investment. Amortization is calculated as a ratio of the current year tax credits and tax benefits compared to the total expected tax credits and tax benefits over the life of the investment.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Cash equivalents are short-term highly liquid investments with original maturities of three months or less (principally stated at amortized cost) or money market mutual funds which are reported at fair value.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Other invested assets include surplus notes which are valued at either amortized cost (those that have an NAIC designation of 1 or 2) or the lesser of amortized cost or fair value (those that have an NAIC designation of 3 through 6).

Policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. Due and accrued amounts determined to be uncollectible are written off through the Statements of Operations.

Valuation Reserves

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, primarily bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals into net investment income over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying Balance Sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the Statements of Operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Derivative Instruments

Overview: The Company may use various derivative instruments (swaps and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions, or net

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

investment in a foreign operation), (B) replication, (C) income generation, or (D) held for other investment/risk management activities, which do not qualify for hedge accounting under SSAP No. 86, Derivatives.

(A)

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability (amortized cost or fair value). Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and the risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

(B)

Derivative instruments are also used in replication (synthetic asset) transactions (RSAT). A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. In these transactions, the derivative is accounted for in a manner consistent with the cash instrument and replicated asset. For GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.

(C)

Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative relates (amortized cost or fair value).

(D)	Derivative instruments held for other investment/risk management activities are measured at fair value with value adjustments recorded in unassigned surplus.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the hedged asset or liability changes, the value of the hedging derivative is expected to move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of ‘BBB’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead.

Instruments:

Interest rate swaps are used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Cross currency swaps are utilized to mitigate risks when the Company holds foreign denominated assets or liabilities; therefore, converting the asset or liability to a U.S. dollar denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument. For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in capital and surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

Total return swaps are used in the asset/liability management process to mitigate the market risk on minimum guarantee insurance contracts linked to an index. These total return swaps generally provide for the exchange of the difference between fixed leg (tied to the Standard & Poor’s (S&P) or other global market financial index) and floating leg (tied to the Secured Overnight Financing Rate (SOFR)) amounts based on an underlying notional amount (also tied to the underlying index). Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Futures contracts are used to hedge the liability risk when the Company issues products providing the customer a return based on various global market indices. Futures are marked to market on a

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

The Company replicates investment grade corporate bonds or sovereign debt by combining a highly rated security as a cash component with a written credit default swap which, in effect, converts the high quality asset into an investment grade corporate asset or a sovereign debt. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss.

Securities Lending Assets and Liabilities

The Company loans securities to third parties under agent-managed securities lending programs accounted for as secured borrowings. Cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the Balance Sheets (Securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Non-cash collateral received which may not be sold or repledged is not recorded on the Company’s Balance Sheets. Under GAAP, the reinvested collateral is included within invested assets and is not reported as a single line item.

Repurchase Agreements

For dollar repurchase agreements accounted for as secured borrowings, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. The securities transferred are not removed from the Balance Sheets, and the cash received as collateral is invested as needed or used for general corporate purposes of the Company. A liability is established to record the obligation to return the cash collateral and included in borrowed money on the Balance Sheets.

Other Assets and Other Liabilities

Other assets consist primarily of reinsurance receivable and accounts receivable. Other “admitted assets” are valued principally at cost, as required or permitted by New York Insurance Laws.

Other liabilities consist primarily of amounts withheld by the Company, accrued expenses, unearned investment income, current federal and foreign income taxes, and other policyholders’ funds.

Separate Accounts

The majority of separate accounts held by the Company represent funds which are administered for pension plans. The assets in the managed separate accounts consist of common stock, long-term bonds, real estate and short-term investments. The non-managed separate accounts are invested by the Company in a corresponding portfolio of Diversified Investors Portfolios. The

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

portfolios are registered under the Investment Company Act of 1940, as amended, as open-ended, diversified, management investment companies.

Except for some guaranteed separate accounts, which are carried at amortized cost, the assets are carried at fair value, and the investment risks associated with fair value changes are borne entirely by the policyholder. Some of the guaranteed separate accounts provide a guarantee of principal and some include an interest guarantee of 4% or less, so long as the contract is in effect. Separate account asset performance less than guaranteed requirements is transferred from the general account and reported in the Statements of Operations.

Assets held in trust for purchases of separate account contracts and the Company’s corresponding obligation to the contract owners are shown separately in the Balance Sheets. Income and gains and losses with respect to these assets accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements.

The investment risks associated with fair value changes of the separate account are borne entirely by the contract owners except in cases where minimum guarantees exist. Income and gains and losses with respect to the assets in the separate accounts supporting modified guaranteed annuity contracts are included in the Company’s Statements of Operations as a component of net transfers from separate accounts.

Separate account assets and liabilities reported in the accompanying financial statements consist of two types: non-indexed guaranteed and nonguaranteed. Non-indexed guaranteed separate accounts represent funds invested by the Company for the benefit of contract holders who are guaranteed certain returns as specified in the contracts. Separate account asset performance different than the guaranteed requirements is either transferred to or received from the general account and reported in the Statements of Operations. Non-indexed guaranteed separate account assets and liabilities are carried at amortized cost.

The non-guaranteed separate account assets and liabilities represent group annuity funds segregated by the Company for the benefit of contract owners. The assets and liabilities of the nonguaranteed separate accounts are carried at fair value.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are calculated by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law.

Surrender values are not promised in excess of the legally computed reserves. For annual premium variable life insurance there is an extra premium charged to the policyholder before the premium is transferred to the Separate Accounts. An additional reserve for this policy is held in the General Account that is a multiple of the reserve that would otherwise be held.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

In accordance with SSAP No. 51R, Life Contracts, and No. 54R, Individual and Group Accident and Health Contracts, the Company reports the amount of insurance, if any, for which the gross premiums are less than the net premiums according to the valuation standards and any related premium deficiency reserve established. Anticipated investment income is not included as a factor in the health contract premium deficiency calculation.

For GAAP, policy reserves are calculated based on estimated expected experience or actual account balances.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the Balance Sheets date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include guaranteed investment contracts (GICs), funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance and are not reported as premiums, benefits or changes in reserves in the Statements of Operations. Interest on these policies is reflected in other benefits.

Premiums and Annuity Considerations

Revenues for life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability using deposit accounting.

Policyholder Dividends

Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Under GAAP, for certain reinsurance agreements whereby assets are retained by the ceding insurer (such as funds withheld or modified coinsurance) and a return is paid based on the performance of underlying investments, the assets and liabilities for these reinsurance arrangements must be adjusted to reflect the fair value of the invested assets. The NAIC SAP does not contain a similar requirement.

Deferred Income Taxes

The Company computes deferred income taxes in accordance with SSAP No. 101, Income Taxes. Unlike GAAP, SSAP No. 101 does not consider state income taxes in the measurement of deferred taxes. SSAP No. 101 also requires additional testing to measure gross deferred tax assets. The additional testing limits gross deferred tax asset admission to 1) the amount of federal income taxes paid in prior years recoverable through hypothetical loss carrybacks of existing temporary differences expected to reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of remaining gross deferred tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period’s adjusted statutory capital and surplus, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities after considering character (i.e. ordinary versus capital) and reversal patterns. The Company’s reported deferred tax asset or liability is the sum of gross deferred tax assets admitted through this three-part test plus the sum of all deferred tax liabilities.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of insurance and investment contracts are deferred. For traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, acquisition costs are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Value of Business Acquired

Under GAAP, value of business acquired (VOBA) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future contracts and contract changes, premiums, mortality and morbidity, separate account performance, surrenders, operation expenses, investment returns, nonperformance risk adjustment and other factors. VOBA is not recognized under the NAIC SAP.

Subsidiaries and Affiliated Companies

Investments in subsidiaries, controlled and affiliated companies (SCA) are stated in accordance with the Purposes and Procedures Manual of the NAIC SVO, as well as SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities.

The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP. Dividends or distributions received from an investee are recognized in investment income when declared to the extent that they are not in excess of the undistributed accumulated earnings attributable to an investee. Changes in investments in SCA’s are recorded as a change to the carrying value of the investment with a corresponding amount recorded directly to unrealized gain/loss (capital and surplus).

Nonadmitted Assets

Certain assets designated as “nonadmitted”, primarily net deferred tax assets and other assets not specifically identified as an admitted asset within the NAIC SAP, are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the Balance Sheets to the extent that they are not impaired.

Statements of Cash Flow

Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent cash balances and investments with initial maturities of one year or less and money market mutual

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

funds. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

3.  Accounting Changes and Correction of Errors

The Company’s policy is to disclose recently adopted accounting pronouncements with a current year effective date, that have been classified by the NAIC as a new statutory accounting principle (SAP) concept change, as well as items classified by the NAIC as SAP clarification changes that have been adopted and have had a material impact on the financial position or results of operations of the Company.

Recent Accounting Pronouncements

On August 13, 2023, the Statutory Accounting Principles Working Group (SAPWG) adopted INT 23-01, Net Negative (Disallowed) Interest Maintenance Reserve, effective immediately. INT 23-01 provides optional, limited-time guidance, which allows the admittance of net negative (disallowed) IMR if certain conditions are met, up to 10% of adjusted general account capital and surplus. Refer to Note 5 for further detail.

On August 13, 2023, the SAPWG adopted revisions to SSAP No. 26R and SSAP No. 43R, Loan-Backed and Structured Securities, for the principles-based bond definition, the accounting for bonds (issuer credit obligations and asset-backed securities), as well as revisions to various SSAPs, that have been updated to reflect the revised definition and/or SSAP references. Additional revisions were adopted on December 1, 2023 to SSAP No. 2R, Cash, Cash Equivalents, Drafts and Short-Term Investments, in relation to the bond project, with all revisions effective January 1, 2025. The Company has been monitoring the progress of the project, and will continue to do so, but the specific impact to the Company’s financials is indeterminable at this time.

Change in Valuation Basis

During 2022, the Company converted its Actuarial Guideline 36 reserve calculation for the Indexed Universal Life block of business to a new actuarial valuation system. At the same time, as a result of increased functionality to allow for more precision and to ensure consistency, the Company refined its statutory valuation rate for specific states to utilize the maximum standard valuation interest rate. This resulted in a reserve decrease of $51 as of January 1, 2022, which has been reported in the Statement of Changes in Capital and Surplus.

Correction of Errors

During 2023, management identified and corrected an error in the Company’s prior year cash. The error resulted in an understatement of premiums and annuity considerations in the amount of $19, net of tax, which was corrected in accordance with SSAP No. 3, Accounting Changes and Corrections of Errors. This is reflected as a correction of an error in Other Changes - net in the Statements of Changes in Capital and Surplus.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

During 2022, management identified and corrected an error in the Company’s prior year statutory reserves. The error resulted in an understatement of aggregate reserves for life contracts of $16, net of tax, which was corrected in accordance with SSAP No. 3. This is reflected as a correction of an error in the Statements of Changes in Capital and Surplus.

There were additional errors identified in prior year financial statements that have been corrected in the current year financial statements in accordance with SSAP No. 3. These errors do not have a material impact on the financial statements, individually or in aggregate, and therefore have not been separately disclosed.

Reclassifications

Certain amounts in prior year financial statement balances and footnote disclosures have been reclassified to conform to the current year presentation.

4.  Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of Fair Value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third-party services, and brokers to ensure the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Fair Value Hierarchy

The Company’s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 -	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 -

Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets
b) Quoted prices for identical or similar assets or liabilities in non-active markets
c) Inputs other than quoted market prices that are observable
d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 -

Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying Balance Sheets for these financial instruments is either reported at fair value or amortized cost (which approximates fair value). Cash is not included in the below tables.

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying Balance Sheets for these financial instruments approximate their fair value.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indices, third-party pricing services, brokers, external fund managers and internal models.

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of Level 1 and Level 2 values within the fair value hierarchy. For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds, are determined primarily by using indices, third-party pricing services and internal models.

Derivative Financial Instruments: The fair value of futures and forwards are based upon the latest quoted market price and spot rates at the Balance Sheets date. The estimated fair values of equity and interest rate options (calls, puts, caps) are based upon the latest quoted market price at the Balance Sheets date. The estimated fair values of swaps, including interest rate and currency swaps, are based on pricing models or formulas using current assumptions. The estimated fair values of credit default swaps are based upon active market data, including interest rate quotes, credit spreads, and recovery rates, which are then used to calculate probabilities of default for the fair value calculation. The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument. If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

Policy Loans: The book value of policy loans is considered to approximate the fair value of the loan, which is stated at unpaid principal balance.

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are primarily valued either using third-party pricing services or are valued in the same manner as the general account assets as further described in this note. However, some separate account assets are valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

internal modeling which utilizes input that are not market observable. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees. For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities: Fair value for the Company’s liabilities under investment contracts, which include deferred annuities and GICs, are estimated using discounted cash flow calculations. For those liabilities that are short in duration, carrying amount approximates fair value. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying Balance Sheets approximate their fair values. These are included in the investment contract liabilities.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The Company accounts for its investments in affiliated common stock in accordance with SSAP No. 97, as such, they are not included in the following disclosures.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments, including those not measured at fair value in the Balance Sheets, as of December 31, 2023 and 2022, respectively:

	December 31, 2023

	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)

Admitted assets
Cash equivalents and short-term investments, other than affiliates	$1,189	$1,189	$1,189	$—	$—
Bonds	4,395	4,953	337	4,051	7
Preferred stocks, other than affiliates	4	4	—	4	—
Common stocks, other than affiliates	3	3	—	—	3
Mortgage loans on real estate	1,632	1,841	—	—	1,632
Other invested assets	22	23	—	22	—
Derivative assets:
Interest rate swaps	26	26	—	26	—
Currency swaps	9	7	—	9	—
Credit default swaps	10	6	—	10	—
Derivative assets total	45	39	—	45	—
Policy loans	151	151	—	151	—
Securities lending reinvested collateral	269	269	269	—	—
Separate account assets	18,401	18,410	17,733	668	—

Liabilities
Investment contract liabilities	3,844	3,864	—	1	3,843
Derivative liabilities:
Options	1	1	—	1	—
Interest rate swaps	27	32	—	27	—
Currency swaps	1	1	—	1	—
Credit default swaps	1	1	—	1	—
Equity swaps	23	23	—	23	—
Interest rate futures	1	1	1	—	—
Derivative liabilities total	54	59	1	53	—
Dollar repurchase agreements	20	20	—	20	—
Payable for securities lending	321	321	—	321	—
Payable for derivative cash collateral	38	38	—	38	—
Separate account liabilities	18,102	18,102	—	17,729	373

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31, 2022

	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)

Admitted assets
Cash equivalents and short-term investments, other than affiliates	$157	$157	$84	$73	$—
Bonds	4,536	5,243	378	4,158	—
Preferred stocks, other than affiliates	4	4	—	4	—
Common stocks, other than affiliates	6	6	—	3	3
Mortgage loans on real estate	1,637	1,853	—	—	1,637
Other invested assets	22	24	—	22	—
Derivative assets:
Interest rate swaps	181	181	—	181	—
Currency swaps	20	12	—	20	—
Credit default swaps	4	5	—	4	—
Equity swaps	5	5	—	5	—
Equity futures	1	1	1	—	—
Derivative assets total	211	204	1	210	—
Policy loans	143	143	—	143	—
Securities lending reinvested collateral	309	309	183	126	—
Separate account assets	16,371	16,399	15,518	853	—
Liabilities
Investment contract liabilities	4,236	4,245	—	1	4,235
Derivative liabilities:
Interest rate swaps	212	216	—	212	—
Currency swaps	1	—	—	1	—
Equity swaps	7	7	—	7	—
Equity futures	1	1	1	—	—
Derivative liabilities total	221	224	1	220	—
Dollar repurchase agreements	20	20	—	20	—
Payable for securities lending	412	412	—	412	—
Payable for derivative cash collateral	51	51	—	51	—
Separate account liabilities	16,107	16,107	—	15,636	471

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables provide information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2023 and 2022:

	2023
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Industrial and miscellaneous	$—	$4	$—	$4

Total bonds	—	4	—	4

Preferred stock
Industrial and miscellaneous	—	4	—	4

Total preferred stock	—	4	—	4

Common stock
Industrial and miscellaneous	—	—	3	3

Total common stock	—	—	3	3

Cash equivalents and short-term investments
Money market mutual funds	1,163	—	—	1,163

Total cash equivalents and short-term investments	1,163	—	—	1,163

Derivative assets	—	24	—	24
Other long term	—	3	—	3
Separate account assets	17,728	313	—	18,041

Total assets	$18,891	$348	$3	$19,242

Liabilities:
Derivative liabilities	$1	$25	$—	$26

Total liabilities	$1	$25	$—	$26

	2022
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Industrial and miscellaneous	$—	$3	$—	$3

Total bonds	—	3	—	3

Preferred stock
Industrial and miscellaneous	—	4	—	4

Total preferred stock	—	4	—	4

Common stock
Industrial and miscellaneous	—	3	3	6

Total common stock	—	3	3	6

Cash equivalents and short-term investments
Money market mutual funds	84	62	—	146

Total cash equivalents and short-term investments	84	62	—	146

Derivative assets	1	187	—	188
Other long term	—	4	—	4
Separate account assets	15,518	403	—	15,921

Total assets	$15,603	$666	$3	$16,272

Liabilities:
Derivative liabilities	$1	$187	$—	$188

Total liabilities	$1	$187	$—	$188

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Bonds classified as Level 2 are valued using inputs from third party pricing services or broker quotes. Bonds classified as Level 3 are primarily those valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilize significant inputs that are not market observable.

Preferred stock classified as Level 2 are valued using inputs from third party pricing services or broker quotes.

Common stock classified as Level 2 are valued using inputs from third party pricing services or broker quotes. Common stock classified as Level 3 are comprised primarily of shares in the FHLB of New York, which are valued at par as a proxy for fair value as a result of restrictions that allow redemptions only by FHLB.

Money market mutual funds and other cash or cash equivalents classified as Level 2 are valued using inputs from third party pricing services.

Derivatives classified as Level 2 represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades, or external pricing services.

Other long-term classified as Level 2 are comprised of surplus debentures, which are valued using inputs from third party pricing services or broker quotes.

Separate account assets and liabilities are valued and classified in the same way as general account assets and liabilities (described above).

The following tables summarize the changes in assets classified as Level 3 for 2023 and 2022:

	Beginning Balance at January 1, 2023	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)

Bonds
Other	$—	$—	$—	$(1)	$1
Common stock	$3	$—	$—	$—	$—

Total	$3	$—	$—	$(1)	$1

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2023

Bonds
Other	$—	$—	$—	$—	$—
Common stock	$—	$—	$—	$—	$3

Total	$—	$—	$—	$—	$3

(a)	Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations
(b)	Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Beginning Balance at January 1, 2022	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)

Common stock	$7	$—	$—	$(3)	$(1)

Total	$7	$—	$—	$(3)	$(1)

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2022

Common stock	$—	$—	$—	$—	$3

Total	$—	$—	$—	$—	$3

(a)	Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations
(b)	Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

Transfers between fair value hierarchy levels are recognized at the beginning of the reporting period.

5.  Investments

Bonds and Stocks

The carrying amounts and estimated fair value of investments in bonds and stocks are as follows:

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

December 31, 2023
Bonds:
United States Government and agencies	$327	$7	$29	$305
State, municipal and other government	117	1	16	102
Hybrid securities	41	—	4	37
Industrial and miscellaneous	3,473	37	465	3,045
Mortgage and other asset-backed securities	995	19	108	906

Total unaffiliated bonds	4,953	64	622	4,395
Unaffiliated preferred stocks	4	—	—	4

	$4,957	$64	$622	$4,399

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Unaffiliated common stocks	$3	$—	$—	$3

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

December 31, 2022
Bonds:
United States Government and agencies	$367	$8	$25	$350
State, municipal and other government	130	1	20	111
Hybrid securities	51	—	6	45
Industrial and miscellaneous	3,629	22	597	3,054
Mortgage and other asset-backed securities	1,082	21	127	976

Total unaffiliated bonds	5,259	52	775	4,536
Unaffiliated preferred stocks	4	—	—	4

	$5,263	$52	$775	$4,540

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Unaffiliated common stocks	$4	$2	$—	$6

The carrying amount and estimated fair value of long and short-term bonds at December 31, 2023, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	2023

December 31:	Carrying Value	Fair Value

Due in one year or less	$100	$99
Due after one year through five years	586	567
Due after five years through ten years	851	774
Due after ten years	2,433	2,062

Subtotal	3,970	3,502
Mortgage and other asset-backed securities	1,008	919

Total	$4,978	$4,421

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2023 and 2022 is as follows:

	2023
	Equal to or Greater than 12 Months		Less than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
United States Government and agencies	$14	$4	$181	$25
State, municipal and other government	84	16	—	—
Hybrid securities	32	4	—	—
Industrial and miscellaneous	2,406	463	99	2
Mortgage and other asset-backed securities	718	107	56	1

Total bonds	$3,254	$594	$336	$28

Preferred stocks-unaffiliated	—	—	4	—
Common stocks-unaffiliated	—	—	3	—

	$3,254	$594	$343	$28

	2022
	Equal to or Greater than 12 Months		Less than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
United States Government and agencies	$—	$—	$222	$25
State, municipal and other government	27	8	64	11
Hybrid securities	13	4	28	2
Industrial and miscellaneous	542	221	2,212	376
Mortgage and other asset-backed securities	240	48	642	80

Total bonds	$822	$281	$3,168	$494

Preferred stocks-unaffiliated	—	—	4	—
Common stocks-unaffiliated	—	—	3	—

	$822	$281	$3,175	$494

During 2023 and 2022, there were no loan-backed or structured securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold.

For loan-backed and structured securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield, in 2023, 2022 and 2021, the Company recognized OTTI of $6, $3 and $0, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following loan-backed and structured securities were held at December 31, 2023, for which an OTTI was recognized during the current reporting period:

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported

46642MAA6	$11	$6	$5	$6	$3	12/31/2023
05604LAE2	1	—	1	—	—	12/31/2023

			$6

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2023 and 2022 is as follows:

	2023		2022
	Losses 12 Months or More	Losses Less Than 12 Months	Losses 12 Months or More	Losses Less Than 12 Months

Year ended December 31:
The aggregate amount of unrealized losses	$110	$1	$48	$80
The aggregate related fair value of securities with unrealized losses	718	70	240	648

At December 31, 2023 and 2022, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 905 and 258 securities with a carrying amount of $3,848 and $1,103, and an unrealized loss of $594 and $281. Of this portfolio, at December 31, 2023 and 2022, 95.6% and 88.4% were investment grade with associated unrealized losses of $567 and $251, respectively.

At December 31, 2023 and 2022, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 134 and 898 securities with a carrying amount of $367 and $3,666, and an unrealized loss of $28 and $494. Of this portfolio, at December 31, 2023 and 2022, 97.7% and 96.6% were investment grade with associated unrealized losses of $27 and $479, respectively.

At December 31, 2023 and 2022, there were no common stocks that have been in a continuous loss position for greater than or equal to twelve months.

At December 31, 2023 and 2022, respectively, for common stocks that have been in a continuous loss position for less than twelve months, the Company held 2 and 2 securities with a cost of $3 and $3 and no unrealized losses.

During the years ended December 31, 2023 and 2022, the Company held no 5GI securities.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

During 2023 and 2022, respectively, the Company sold, redeemed or otherwise disposed of 3 and 17 securities as a result of a callable feature which generated investment income of $0 and $3 as a result of a prepayment penalty and/or acceleration fee.

Proceeds from sales and other disposals of bonds and preferred stock and related gross realized capital gains and losses are reflected in the following table. The amounts exclude maturities and include transfers associated with reinsurance agreements, if applicable.

	Year Ended December 31
	2023	2022	2021

Proceeds	$371	$695	$1,177

Gross realized gains	$8	$11	$38

Gross realized losses	(5)	(28)	(12)

Net realized capital gains (losses)	$3	$(17)	$26

The Company had gross realized losses, which relate to losses recognized on other-than-temporary declines in the fair value of bonds and preferred stocks, for the years ended December 31, 2023, 2022 and 2021 of $5, $28 and $2, respectively.

At December 31, 2023 and 2022, the Company had no investments in restructured securities. There were no capital gains (losses) taken as a direct result of restructures in 2023, 2022 and 2021.

Mortgage Loans

The credit quality of mortgage loans by type of property for the years ended December 31, 2023 and 2022 were as follows:

December 31, 2023
	Farm	Commercial	Total

AAA - AA	$—	$934	$934
A	14	822	836
BBB	—	69	69
B	—	2	2

	$14	$1,827	$1,841

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2022
	Farm	Commercial	Total

AAA - AA	$—	$1,190	$1,190
A	14	595	609
BBB	—	52	52
BB	—	2	2

	$14	$1,839	$1,853

The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company’s mortgage lending process, taking into account such factors as projected future cash flows, net operating income and collateral value. The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the credit risk rating process is updated at least annually.

During 2023, the Company issued mortgage loans with a maximum interest rate of 6.40% and a minimum interest rate of 5.50% for commercial loans. The maximum percentage of any one admitted loan to the value of the security (exclusive of insured or guaranteed or purchase money mortgages) originated or acquired during the year ending December 31, 2023 at the time of origination was 56%. During 2022, the Company issued mortgage loans with a maximum interest rate of 5.69% and a minimum interest rate of 2.81% for commercial loans. The maximum percentage of any one admitted loan to the value of the security (exclusive of insured or guaranteed or purchase money mortgages) originated or acquired during the year ending December 31, 2022 at the time of origination was 67%.

During 2023 and 2022, the Company issued no farm mortgage loans.

During 2023 and 2022, the Company did not reduce the interest rate on any outstanding mortgage loans.

The age analysis of mortgage loans and identification in which the Company is a participant or co-lender in a mortgage loan agreement is as follows for December 31, 2023 and 2022:

		Commercial
	Farm	All Other	Total
December 31, 2023
Recorded Investment (All)
Current	$14	$1,827	$1,841
Participant or Co-lender in Mortgage Loan Agreement
Recorded Investment	$14	$575	$589

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

		Commercial
	Farm	All Other	Total
December 31, 2022
Recorded Investment (All)
Current	$14	$1,839	$1,853
Participant or Co-lender in Mortgage Loan Agreement
Recorded Investment	$14	$586	$600

There were no impaired mortgage loans held without an allowance for credit losses as of December 31, 2023 and 2022, respectively, that were subject to participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loans.

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis.

No mortgage loan foreclosures occurred during 2023, 2022 and 2021.

At December 31, 2023 and 2022, the Company held a mortgage loan loss reserve in the AVR of $18 and $18, respectively.

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution
	December 31
	2023	2022

Pacific	31%	30%
South Atlantic	18	18
Middle Atlantic	13	13
E. North Central	16	16
Mountain	10	11
W. North Central	3	4
W. South Central	4	4
E. South Central	4	3
New England	1	1

Property Type Distribution
	December 31
	2023	2022

Apartment	54%	53%
Industrial	22	23
Retail	14	14
Office	7	9
Medical	2	0
Agricultural	1	1

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Other Invested Assets

During 2023, 2022 and 2021, the Company recognized no impairment write downs for its investments in joint ventures and limited partnerships.

Tax Credits

At December 31, 2023, the Company had ownership interests in five LIHTC investments with a carrying value of $64. The remaining years of unexpired tax credits ranged from one to nine, and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from one to eleven years. The amount of contingent equity commitments expected to be paid during the year 2024 is $1. Tax credits expenses recognized in 2023 were $15 and other tax benefits recognized in 2023 were $2. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

At December 31, 2022, the Company had ownership interests in five LIHTC investments with a carrying value of $79. The remaining years of unexpired tax credits ranged from two to ten, and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from one to twelve years. The amount of contingent equity commitments expected to be paid during the year 2023 is $1. Tax credits expenses recognized in 2022 were $15 and other tax benefits recognized in 2022 were $2. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

The Company has transferable state tax credits that are insignificant.

The Company did not have any non-transferable state tax credits.

The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits, and comparing the projected future tax liability to the availability of remaining state transferable tax credits. The Company had no impairment losses related to state transferable tax credits.

Derivatives

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets (cash or securities) on the Company’s behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, then the Company is required to post similar assets (cash or securities). Fair value of derivative contracts, aggregated at a counterparty level at December 31, 2023 and 2022 was as follows:

	2023	2022

Fair value - positive	$49	$213
Fair value - negative	(56)	(224)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2023, 2022 and 2021, the Company has recorded unrealized gains (losses) of $2, ($1) and $31, respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain (loss). The Company did not recognize any unrealized gains or losses during 2023, 2022 and 2021 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

Summary of realized gains (losses) by derivative type for the years ended December 31, 2023, 2022 and 2021:

	2023	2022	2021

Swaps:
Interest rate	$(40)	$(167)	$(14)
Total return	(49)	55	(77)

Total swaps	$(89)	$(112)	$(91)

Futures - net positions	(5)	(76)	(23)

Total realized gains (losses)	$(94)	$(188)	$(114)

The average estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2023 and 2022:

	Asset(1)		Liability(1)

	2023	2022	2023	2022

Derivative component of RSATs
Credit default swaps	$6	$3	$—	$—

(1) Asset and liability classification of derivatives is based on each derivative’s positive (asset) or negative (liability) book/adjusted carrying value.

The estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2023 and 2022:

	Asset(1)		Liability(1)

	2023	2022	2023	2022

Derivative component of RSATs
Credit default swaps	$10	$4	$—	$—

(1) Asset and liability classification of derivatives is based on each derivative’s positive (asset) or negative (liability) book/adjusted carrying value.

The Company did not have net realized gains (losses) on derivatives held for other than hedging purposes for the years ended December 31, 2023, 2022 and 2021.

As stated in Note 2, the Company replicates investment grade corporate bonds and sovereign debt by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, a payment

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

equal to the notional amount of the contract, less any potential recoveries as determined by the underlying agreement, will be made by the Company to the counterparty to the swap.

The following tables present the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2023 and 2022:

		2023
Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
AAA/AA/A	1
Single name credit default swaps (3)		$2	$101	3.4
Credit default swaps referencing indices		—	20	37.7

Subtotal		2	121	9.1

BBB	2
Single name credit default swaps (3)		5	214	3.0
Credit default swaps referencing indices		3	166	2.8

Subtotal		8	380	2.9

BB	3
Single name credit default swaps (3)		—	10	2.5

Subtotal		—	10	2.5

Total		$10	$511	4.1

(1)

The rating agency designations are based on availability and the blending of the applicable ratings among Moody’s Investors Service (“Moody’s”), Standard and Poor’s Rating Services (“S&P”), and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3)	Includes corporate, foreign government and state entities.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

		2022
Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
AAA/AA/A	1
Single name credit default swaps (3)		$—	$71	4.0
Credit default swaps referencing indices		—	20	38.7

Subtotal		—	91	11.6

BBB	2
Single name credit default swaps (3)		2	249	2.6
Credit default swaps referencing indices		1	156	2.3

Subtotal		3	405	2.5

BB	3
Single name credit default swaps (3)		—	10	3.5

Subtotal		—	10	3.5

B	4
Single name credit default swaps (3)		—	5	1.0

Subtotal		—	5	1.0

Total		$3	$511	4.1

(1)

The rating agency designations are based on availability and the blending of the applicable ratings among Moody’s Investors Service (“Moody’s”), Standard and Poor’s Rating Services (“S&P”), and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3)	Includes corporate, foreign government and state entities.

The Company may enter into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. At December 31, 2023, there were not any potential future recoveries available to offset the $511 from the table above. At December 31, 2022, there were not any potential future recoveries available to offset the $511 from the table above.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2023 and 2022, the Company’s outstanding derivative instruments, shown in notional or contract amounts and fair value, are summarized as follows:

	Contract or Notional Amount (1)		Fair Value
	2023	2022	2023	2022

Derivative assets:
Credit default swaps	$476	$466	$10	$4
Currency swaps	131	138	9	20
Equity futures	—	—	—	1
Equity swaps	—	192	—	5
Interest rate swaps	407	2,097	26	181
Options	14	—	—	—
Derivative liabilities:
Credit default swaps	61	69	1	—
Currency swaps	23	16	1	1
Equity futures	—	—	—	1
Equity swaps	302	101	23	7
Interest rate futures	—	—	1	—
Interest rate swaps	90	2,182	27	212
Options	(43)	—	1	—

(1) Futures are presented in contract format. Swaps and options are presented in notional format.

Restricted Assets

The following tables show the pledged or restricted assets as of December 31, 2023 and 2022, respectively:

	Gross Restricted (Admitted & Nonadmitted) 2023

Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total

Collateral held under security lending agreements	$321	$—	$—	$—	$321

Subject to dollar repurchase agreements	20	—	—	—	20

FHLB capital stock	3	—	—	—	3

On deposit with states	3	—	—	—	3

Pledged as collateral not captured in other categories	149	—	—	—	149

Total restricted assets	$496	$—	$—	$—	$496

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Gross (Admitted & Nonadmitted) Restricted				Percentage

Restricted Asset Category	Total From Prior Year (2022)	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Collateral held under security lending agreements	$412	$(91)	$—	$321	1.17%	1.17%

Subject to dollar repurchase agreements	20	—	—	20	0.07	0.07

FHLB capital stock	3	—	—	3	0.01	0.01

On deposit with states	3	—	—	3	0.01	0.01

Pledged as collateral not captured in other categories	148	1	—	149	0.54	0.54

Total restricted assets	$586	$(90)	$—	$496	1.80%	1.80%

The following tables show the pledged or restricted assets in other categories as of December 31, 2023 and 2022, respectively:

	Gross Restricted (Admitted & Nonadmitted) 2023

Description of Assets	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total

Derivatives	$149	$—	$—	$—	$149

Total	$149	$—	$—	$—	$149

	Gross (Admitted & Nonadmitted) Restricted				Percentage

Description of Assets	Total From Prior Year (2022)	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Derivatives	$148	$1	$—	$149	0.54%	0.55%

Total	$148	$1	$—	$149	0.54%	0.55%

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables show the collateral received and reflected as assets within the financial statements as of December 31, 2023 and 2022:

2023

Collateral Assets	Carrying Value	Fair Value	% of CV to Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets

Cash	$58	$58	0.64%	0.65%
Securities lending collateral assets	321	321	3.56	3.59

Total collateral assets	$379	$379	4.20%	4.24%

	Amount	% of Liability to Total Liabilities

Recognized obligation to return collateral asset	$379	4.72%

2022

Collateral Assets	Carrying Value	Fair Value	% of CV to Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets

Cash	$71	$68	0.83%	0.84%
Securities lending collateral assets	412	412	4.81	4.86

Total collateral assets	$483	$480	5.64%	5.70%

	Amount	% of Liability to Total Liabilities

Recognized obligation to return collateral asset	$483	6.33%

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Net Investment Income

Detail of net investment income is presented below:

	Year Ended December 31
	2023	2022	2021

Income:
Bonds	$212	$222	$249
Common stocks	1	—	1
Mortgage loans on real estate	74	71	87
Policy loans	8	8	8
Cash, cash equivalents and short-term investments	7	4	—
Derivatives	25	20	16
Other invested assets	17	19	(5)

Gross investment income	344	344	356
Less: investment expenses	17	17	20

Net investment income before amortization of IMR	327	327	336
Amortization of IMR	3	6	6

Net investment income	$330	$333	$342

The gross, nonadmitted and admitted amounts for interest income due and accrued are presented in the following table:

	2023	2022

Gross	$58	$63
Nonadmitted	$—	$1
Admitted	$58	$62

At December 31, 2023, the Company had no cumulative amounts for paid-in-kind interest included in the principle balance. At December 31, 2022, the Company did not report a paid-in-kind interest balance.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Realized Capital Gains (Losses)

Net realized capital gains (losses) on investments, including OTTI, are summarized below:

	Realized

	Year Ended December 31
	2023	2022	2021

Bonds	$(10)	$(24)	$25
Common stocks	(1)	1	3
Derivatives	(94)	(188)	(114)
Other invested assets	1	18	(1)

Change in realized capital gains (losses), before taxes	(104)	(193)	(87)
Federal income tax effect	(2)	(2)	(12)
Transfer from (to) interest maintenance reserve	6	16	(16)

Net realized capital gains (losses) on investments	$(100)	$(179)	$(115)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Unrealized Capital Gains (Losses)

The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses were as follows:

	Change in Unrealized

	Year Ended December 31
	2023	2022	2021

Bonds	$2	$2	$2
Preferred stocks	—	—	1
Common stocks	(2)	—	—
Affiliated entities	—	1	—
Derivatives	(1)	(31)	(2)
Other invested assets	19	11	15

Change in unrealized capital gains (losses), before taxes	18	(17)	16
Taxes on unrealized capital gains (losses)	(4)	(6)	(4)

Change in unrealized capital gains (losses), net of tax	$14	$(23)	$12

Admitted Disallowed IMR

The Company has admitted net negative (disallowed) IMR in accordance with the following criteria:

A.	Fixed income investments generating IMR losses comply with the reporting entity’s documented investment or liability management policies.
B.

IMR losses for fixed income related derivatives are all in accordance with prudent and documented risk management procedures, in accordance with a reporting entity’s derivative use plans and reflect symmetry with historical treatment in which unrealized derivative gains were reversed to IMR and amortized in lieu of being recognized as realized gains upon derivative termination.

C.

Any deviation to (a) was either because of a temporary and transitory timing issue or related to a specific event, such as a reinsurance transaction, that mechanically made the cause of IMR losses not reflective of reinvestment activities.

D.

Asset sales that were generating admitted negative IMR were not compelled by liquidity pressures (e.g., to fund significant cash outflows including, but not limited to excess withdrawals and collateral calls).

The aggregate net negative (disallowed) IMR allocation is presented in the following table for the year ended December 31, 2023:

	Total	General Account	Insulated Separate Account	Non-Insulated Separate Account

2023	$18	$—	$18	$—

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The allocation of the admitted negative (disallowed) IMR is presented in the following table for the year ended December 31, 2023:

	Total	General Account	Insulated Separate Account	Non-Insulated Separate Account

2023	$13	$—	$13	$—

The calculation of adjusted capital and surplus with consideration of the negative (disallowed) IMR is presented in the following table for the year ended December 31, 2023:

2023

Prior period, as of September 30, 2023, the most recent statement filed with the NYDFS, general account capital and surplus	$847

From prior period SAP financials:
Net positive goodwill (admitted)	—
EDP equipment & operating system software (admitted)	—
Net DTAs (admitted)	23
Net negative (disallowed) IMR (admitted)	—

Adjusted capital and surplus	$824

The admitted net negative (disallowed) IMR represents 1.62% of adjusted capital and surplus for 2023.

The Company did not have gains/losses associated with derivatives sold allocated to IMR during 2023.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

6.	Policy and Contract Attributes

Insurance Liabilities

Policy reserves, deposit-type contracts and policy claims at December 31, 2023 and 2022 were as follows:

	Year Ended December 31
	2023	2022

Life insurance reserves	$1,569	$1,450
Annuity reserves and supplementary contracts with life contingencies	4,325	4,752
Accident and health reserves (including long term care)	279	338

Total policy reserves	$6,173	$6,540

Deposit-type contracts	30	31
Policy claims	37	35

Total policy reserves, deposit-type contracts and claim liabilities	$6,240	$6,606

Life Insurance Reserves

The aggregate policy reserves for life insurance policies are based upon the 1941, 1958, 1980, 2001 and 2017 Commissioner’s Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 7.25 percent and are computed principally on the Net Level Premium Valuation and the Commissioner’s Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioner’s Reserve Valuation Method.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the date of death.

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, reserves are determined by computing the regular reserve for the plan at the true age and holding, in addition, the unearned portion of the extra premium charge for the year. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner’s Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

As of December 31, 2023 and 2022, the Company had insurance in force aggregating $4,383 and $5,812, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the NYDFS. The Company established policy reserves of $471 and $717 to cover these deficiencies as of December 31, 2023 and 2022, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company does not issue participating life insurance policies.

Annuity Reserves and Supplementary Contracts Involving Life Contingencies

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest.

Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 1.00 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include GICs and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications of Insurance or Managed Care Contracts. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioner’s Annuity Reserve Valuation Method.

For variable annuities with guaranteed living benefits and/or minimum guaranteed death benefits, the Company complies with Reg 213. Reg 213 specifies statutory reserve requirements for variable annuity contracts (VACARVM) with benefit guarantees and without benefit guarantees and related products. Examples of covered guaranteed benefits include return of premium death benefits, guaranteed minimum accumulation benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The Reg 213 reserve calculations include standard scenario calculations from the prior Actuarial Guideline 43 (AG 43) as well as reserve requirements based on the NAIC Valuation Manual Section 21 (VM-21) Principles Based Reserving for Variable Annuities. The reserve for contracts falling within the scope of Reg 213 is split into pre and post January 1, 2020 contract issues and is calculated at a contract level with no aggregation. For pre 2020 business, the reserve is the greater of the VM-21 reserve or the modified AG 43 standard scenario reserve. For post 2020 business, the reserve is the greater of the VM-21 reserve and the New York Objective Floor; the New York Objective Floor is the maximum of two distinct modified AG 43 standard scenario reserves, the cash surrender value and the option value floor.

The VM-21 reserve is equal to the Conditional Tail Expectation (CTE) amount plus an additional standard projection amount if the Company’s non-economic assumptions differ enough from industry assumptions. To determine the CTE amount, the Company uses 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) and the Society of Actuaries and prudent estimate assumptions based on Company experience. The Standard Projection Amount is determined using the same CTE calculations but replaces the Company’s own assumptions with prescribed assumptions and methods specified in VM-21.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Accident and Health Liabilities

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

At December 31, 2023 and 2022, the Company had no premium deficiency reserve related to accident and health policies.

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. Unpaid claims include amounts for losses and related adjustment expenses and are estimates of the ultimate net costs of all losses, reported and unreported. These estimates are subject to the impact of future changes in claim severity, frequency and other factors.

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year

Year ended December 31, 2023
2023	$—	$67	$38	$29
2022 and prior	40	2	30	12

	40	$69	$68	41

Active life reserve	$313			$252

Total accident and health reserves	$353			$293

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year

Year ended December 31, 2022
2022	$—	$61	$33	$28
2021 and prior	35	7	30	12

	35	$68	$63	40

Active life reserve	$301			$313

Total accident and health reserves	$336			$353

The change in the Company’s unpaid claims reserve was $2 and $7 for the years ended December 31, 2023 and 2022, respectively, for health claims that were incurred prior to those Balance Sheets date. The change in 2023 and 2022 resulted primarily from variances in the estimated frequency of claims and claim severity.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Activity in the liability for unpaid claims adjustment expense is summarized as follows:

	Liability Beginning of Year	Incurred	Paid	Liability End of Year

Year ended December 31, 2023
2023	$—	$1	$1	$—
2022 and prior	—	—	—	—

	$—	$1	$1	$—

Year ended December 31, 2022
2022	$—	$1	$1	$—
2021 and prior	—	—	—	—

	$—	$1	$1	$—

The Company increased the claim adjustment expense provision for insured events of prior years during 2023.

Premium and Annuity Considerations Deferred and Uncollected

Reserves on the Company’s traditional life insurance products are computed using mean and interpolated or mid-terminal reserving methodologies. The mean methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. The interpolated methodologies do not require the establishment of such assets, however, it is required to hold unearned premium liabilities. At December 31, 2023 and 2022, the gross premiums and net of loading amounts related to these assets (which are reported as premiums deferred and uncollected), are as follows:

	2023		2022
	Gross	Net of Loading	Gross	Net of Loading
Life and annuity:
Ordinary renewal business	$3	$3	$3	$3

	$3	$3	$3	$3

Deposit-type Contracts

Tabular interest on funds not involving life contingencies has been determined primarily by formula.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Withdrawal Characteristics of Annuity Reserves and Deposit Funds

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity, deposit fund and life products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on annuity and deposit fund products, by withdrawal characteristics, is summarized as follows:

	December 31 2023

Individual Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$—	$18	$—	$18	— %
At book value less surrender charge of 5% or more	43	—	—	43	1
At fair value	—	—	4,123	4,123	83

Total with adjustment or at fair value	43	18	4,123	4,184	84
At book value without adjustment (minimal or no charge or adjustment)	549	—	—	549	11
Not subject to discretionary withdrawal provision	240	—	16	256	5

Total individual annuity reserves	832	18	4,139	4,989	100%

Less reinsurance ceded	135	—	—	135

Net individual annuities reserves	$697	$18	$4,139	$4,854

Amount included in book value less surrender charge above that will move to book value without adjustment in the year after the statement date	$9	$—	$—	$9

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31 2023

Group Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$776	$1	$—	$777	4%
At book value less surrender charge of 5% or more	492	—	—	492	3
At fair value	—	323	12,770	13,093	75

Total with adjustment or at fair value	1,268	324	12,770	14,362	82
At book value without adjustment (minimal or no charge or adjustment)	1,892	49	—	1,941	11
Not subject to discretionary withdrawal provision	467	—	801	1,268	7

Total group annuities reserves	3,627	373	13,571	17,571	100%

Net group annuities reserves	$3,627	$373	$13,571	$17,571

	December 31 2023

Deposit-type contracts (no life contingencies):	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
At book value without adjustment (minimal or no charge or adjustment)	$1	$—	$—	$1	2%
Not subject to discretionary withdrawal provision	44	—	1	45	98

Total deposit-type contracts	45	—	1	46	100%

Less reinsurance ceded	14	—	—	14

Net deposit-type contracts	$31	$—	$1	$32

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Reconciliation to the Annual Statement:	Amount

Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$4,269
Exhibit 5, Supp contracts with life contingencies section, total (net)	56
Exhibit 7, Deposit-type contracts, net balance at the end of the current year after reinsurance	30

Subtotal	4,355
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	18,078
Exhibit 3, Supp contracts with life contingencies section, total	23
Other contract deposit funds	1

Subtotal	18,102

Combined total	$22,457

	December 31 2022

Individual Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$—	$20	$—	$20	— %
At book value less surrender charge of 5% or more	49	—	—	49	1
At fair value	—	—	3,916	3,916	80

Total with adjustment or at fair value	49	20	3,916	3,985	81
At book value without adjustment (minimal or no charge or adjustment)	618	—	—	618	13
Not subject to discretionary withdrawal provision	291	—	10	301	6

Total individual annuity reserves	958	20	3,926	4,904	100%

Less reinsurance ceded	136	—	—	136

Net individual annuity reserves	$822	$20	$3,926	$4,768

Amount included in book value less surrender charge above that will move to book value without adjustment in the year after the statement date	$12	$—	$—	$12

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31
	2022
Group Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$813	$26	$—	$839	5%
At book value less surrender charge of 5% or more	553	—	—	553	3
At fair value	—	389	10,845	11,234	70

Total with adjustment or at fair value	1,366	415	10,845	12,626	78
At book value without adjustment (minimal or no charge or adjustment)	2,048	56	—	2,104	13
Not subject to discretionary withdrawal provision	493	—	843	1,336	9

Total group annuity reserves	3,907	471	11,688	16,066	100%

Net group annuity reserves	$3,907	$471	$11,688	$16,066

	December 31
	2022
Deposit-type contracts (no life contingencies):	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
At book value without adjustment (minimal or no charge or adjustment)	$1	$—	$—	$1	2%
Not subject to discretionary withdrawal provision	45	—	2	47	98

Total deposit-type contracts	46	—	2	48	100%

Less reinsurance ceded	15	—	—	15

Net deposit-type contracts	$31	$—	$2	$33

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$4,673
Exhibit 5, Supp contracts with life contingencies section, total (net)	56
Exhibit 7, Deposit-type contracts, net balance at the end of the current year after reinsurance	31

Subtotal	4,760
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	16,093
Exhibit 3, Supp contracts with life contingencies section, total	12
Other contract deposit funds	2

Subtotal	16,107

Combined total	$20,867

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The amount of reserves on life products, by withdrawal characteristics, is summarized as follows:

	December 31
	2023
	General Account
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$1	$2
Universal life	674	578	716
Universal life with secondary guarantees	24	25	94
Indexed universal life with secondary guarantees	525	433	476
Other permanent cash value life insurance	—	66	83
Variable universal life	25	25	55
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	—	—	282
Accidental death benefits	—	—	1
Disability- active lives	—	—	1
Disability- disabled lives	—	—	3
Miscellaneous reserves	—	—	55

Total (gross)	1,248	1,128	1,768
Reinsurance ceded	174	174	199

Total (net)	$1,074	$954	$1,569

As of December 31, 2023, the Company did not hold any life reserves for separate accounts with guarantees.

	December 31
	2023
	Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$150	$150	$284

Total (net)	$150	$150	$284

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$1,509
Exhibit 5, Accidental death benefits section total (net)	1
Exhibit 5, Disability - active lives section, total (net)	1
Exhibit 5, Disability - disabled lives section, total (net)	3
Exhibit 5, Miscellaneous reserves section, total (net)	55

Subtotal	1,569
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	284

Subtotal	284

Combined total	$1,853

	December 31
	2022
	General Account
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$1	$1	$2
Universal life	667	565	697
Universal life with secondary guarantees	16	25	97
Indexed universal life with secondary guarantees	454	366	389
Other permanent cash value life insurance	66	66	83
Variable universal life	25	25	61
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	—	—	280
Accidental death benefits	—	—	1
Disability- active lives	—	—	1
Disability- disabled lives	—	—	3
Miscellaneous reserves	—	—	37

Total (gross)	1,229	1,048	1,651
Reinsurance ceded	171	171	200

Total (net)	$1,058	$877	$1,451

As of December 31, 2022, the Company did not hold any life reserves for separate accounts with guarantees.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31
	2022
	Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$126	$125	$247

Total (net)	$126	$125	$247

Reconcililation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$1,409
Exhibit 5, Accidental death benefits section total (net)	1
Exhibit 5, Disability - active lives section, total (net)	1
Exhibit 5, Disability - disabled lives section, total (net)	3

Exhibit 5, Miscellaneous reserves section, total (net)	37
Subtotal	1,451
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	247

Subtotal	247

Combined total	$1,698

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Separate Accounts

Separate account assets held by the Company represent contracts where the benefit is determined by the performance of the investments held in the separate account. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2023, 2022 and 2021 is as follows:

	Nonindexed
	Guarantee	Nonguaranteed
	Less Than or	Separate
	Equal to 4%	Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2023	$48	$2,576	$2,624

Reserves for separate accounts as of December 31, 2023 with assets at:
Fair value	$—	$17,995	$17,995
Amortized cost	391	—	391

Total as of December 31, 2023	$391	$17,995	$18,386

Reserves for separate accounts by withdrawal characteristics as of December 31, 2023:
With fair value adjustment	$19	$—	$19
At fair value	323	17,177	17,500
At book value without fair value adjustment and with current surrender charge of less than 5%	49	—	49

Subtotal	391	17,177	17,568
Not subject to discretionary withdrawal	—	818	818

Total separate account reserve liabilities at December 31, 2023	$391	$17,995	$18,386

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Nonindexed
	Guarantee	Nonguaranteed
	Less Than or	Separate
	Equal to 4%	Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2022	$91	$4,347	$4,438

Reserves for separate accounts as of December 31, 2022 with assets at:
Fair value	$—	$15,863	$15,863
Amortized cost	491	—	491

Total as of December 31, 2022	$491	$15,863	$16,354

Reserves for separate accounts by withdrawal characteristics as of December 31, 2022:
With fair value adjustment	$46	$—	$46
At fair value	389	15,008	15,397
At book value without fair value adjustment and with current surrender charge of less than 5%	56	—	56

Subtotal	491	15,008	15,499
Not subject to discretionary withdrawal	—	855	855

Total separate account reserve liabilities at December 31, 2022	$491	$15,863	$16,354

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Nonindexed
	Guarantee	Nonguaranteed
	Less Than or	Separate
	Equal to 4%	Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2021	$96	$4,289	$4,385

Reserves for separate accounts as of December 31, 2021 with assets at:
Fair value	$—	$26,023	$26,023
Amortized cost	505	—	505

Total as of December 31, 2021	$505	$26,023	$26,528

Reserves for separate accounts by withdrawal characteristics as of December 31, 2021:
With fair value adjustment	49	—	49
At fair value	395	24,949	25,344
At book value without fair value adjustment and with current surrender charge of less than 5%	61	—	61

Subtotal	505	24,949	25,454
Not subject to discretionary withdrawal	—	1,074	1,074

Total separate account reserve liabilities at December 31, 2021	$505	$26,023	$26,528

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2023	2022	2021

Transfer as reported in the Summary of
Operations of the separate accounts statement:
Transfers to separate accounts	$2,635	$4,443	$4,389
Transfers from separate accounts	(3,006)	(10,067)	(4,779)

Net transfers from separate accounts	(371)	(5,624)	(390)
Miscellaneous reconciling adjustments	6	7	3

Net transfers as reported in the Summary of Operations of the life, accident and health annual statement	$(365)	$(5,617)	$(387)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. The assets legally insulated from general account claims at December 31, 2023 and 2022 are attributed to the following products:

	2023	2022

Variable life	$136	$125
Variable universal life	150	126
Variable annuities	4,425	4,205
Group annuities	11,683	9,859
Registered market value separate accounts	612	554
Non-registered market value separate accounts	64	64
Par annuities	970	984
Registered market value annuity product - SPL	2	3
Book value separate accounts	386	471

Total separate account assets	$18,428	$16,391

At December 31, 2023 and 2022, the Company held separate account assets not legally insulated from the general account in the amount of $19 and $21, respectively.

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. To compensate the general account for the risk taken, the separate account paid risk charges of $49, $51, $53, $52 and $51, to the general account in 2023, 2022, 2021, 2020 and 2019, respectively. During the years ended December 31, 2023 and 2022, the general account of the Company had paid $2 toward separate account guarantees and during the year ended December 31, 2021, the general account of the Company had paid an insignificant amount toward separate account guarantees. During the years 2020 and 2019, the general account of the Company had paid $1 each year toward separate account guarantees.

At December 31, 2023 and 2022, the Company reported guaranteed separate account assets at amortized cost in the amount of $366 and $470, respectively, based upon the prescribed practice granted by the State of New York as described in Note 2. These assets had a fair value of $356 and $442 at December 31, 2023 and 2022, respectively, which would have resulted in an unrealized gain/(loss) of $(10) and ($27), respectively, had these assets been reported at fair value.

The Company does not participate in securities lending transactions within the separate account.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

7.	Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums and annuity considerations include the following reinsurance amounts:

	Year Ended December 31
	2023	2022	2021

Direct premiums	$3,527	$5,196	$5,234
Reinsurance assumed - non affiliates	189	209	286
Reinsurance assumed - affiliates	—	—	—
Reinsurance ceded - non affiliates	(125)	(143)	(180)
Reinsurance ceded - affiliates	(74)	(77)	(118)

Net premiums earned	$3,517	$5,185	$5,222

The Company received reinsurance recoveries in the amount of $238, $253 and $343 during 2023, 2022 and 2021, respectively. At December 31, 2023 and 2022, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $85 and $95, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2023 and 2022 of $1,644 and $2,043, respectively, of which $898 and $956 were ceded to affiliates, respectively.

Effective July 1, 2022, the Company recaptured business previously ceded to Transamerica International Re (Bermuda), an affiliate. Subsequently, the Company novated the business to a third party. The reserves were initially recorded and then removed from the financials when novated in the amount of $128. Consideration of $9 was paid and subsequently received from the third party. As a result, there was no net financial statement impact.

Effective April 1, 2022, the Company recaptured business previously ceded to Transamerica International Re (Bermuda), an affiliate. Subsequently, the Company novated the business to a third party. The reserves were initially recorded and then removed from the financials when novated in the amount of $121. Consideration of $23 was received and subsequently paid to the third party. As a result, there was no net financial statement impact.

Effective December 1, 2021, the Company recaptured business previously ceded to Transamerica International Re (Bermuda), an affiliate. Subsequently, the Company novated the business to a third party. The reserves were initially recorded and then removed from the financials when novated in the amount of $282. Consideration of $17 was received and subsequently paid to the third party. As a result, there was no net financial statement impact.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

8.	Income Taxes

The net deferred income tax asset at December 31, 2023 and 2022 and the change from the prior year are comprised of the following components:

	December 31, 2023
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$105	$10	$115
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	105	10	115
Deferred Tax Assets Nonadmitted	52	—	52

Subtotal (Net Deferred Tax Assets)	53	10	63
Deferred Tax Liabilities	20	19	39

Net Admitted Deferred Tax Assets (Liabilities)	$33	$(9)	$24

	December 31, 2022
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$115	$9	$124
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	115	9	124
Deferred Tax Assets Nonadmitted	49	—	49

Subtotal (Net Deferred Tax Assets)	66	9	75
Deferred Tax Liabilities	27	18	45

Net Admitted Deferred Tax Assets (Liabilities)	$39	$(9)	$30

	Change
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$(10)	$1	$(9)
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	(10)	1	(9)
Deferred Tax Assets Nonadmitted	3	—	3

Subtotal (Net Deferred Tax Assets)	(13)	1	(12)
Deferred Tax Liabilities	(7)	1	(6)

Net Admitted Deferred Tax Assets (Liabilities)	$(6)	$—	$(6)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The main components of deferred income tax amounts are as follows:

	Year Ended December 31
	2023	2022	Change

Deferred Tax Assets:
Ordinary
Policyholder reserves	$67	$77	$(10)
Investments	1	2	(1)
Deferred acquisition costs	29	27	2
Compensation and benefits accrual	1	1	—
Receivables - nonadmitted	5	7	(2)
Other	2	1	1

Subtotal	105	115	(10)

Statutory valuation allowance adjustment	—	—	—
Nonadmitted	52	49	3

Admitted ordinary deferred tax assets	53	66	(13)

Capital
Investments	10	9	1
Other			—

Subtotal	10	9	1

Statutory valuation allowance adjustment	—		—
Nonadmitted	—	—	—

Admitted capital deferred tax assets	10	9	1

Admitted deferred tax assets	$63	$75	$(12)

	Year Ended December 31
	2023	2022	Change

Deferred Tax Liabilities:
Ordinary
Investments	$—	$2	$(2)
Policyholder reserves	19	23	(4)
Capitalized ceding commissions		—	—
Other	1	2	(1)

Subtotal	20	27	(7)
Capital
Investments	19	18	1
Other	—	—	—

Subtotal	19	18	1

Deferred tax liabilities	39	45	(6)

Net admitted deferred tax assets (liabilities)	$24	$30	$(6)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

As a result of the 2017 Tax Cuts and Jobs Act (TCJA), the Company’s tax reserve deductible temporary difference increased by $18. This change results in an offsetting $(18) taxable temporary difference that will be amortized into taxable income evenly over the eight years subsequent to 2017. The remaining amortizable balance is included within the Policyholder Reserves line items above.

The Inflation Reduction Act was enacted during the third quarter 2022 reporting period on August 16, 2022. The act included a provision which subjects high earning corporate taxpayers to the Corporate Alternative Minimum Tax (CAMT). The Company is part of an affiliated group that has determined it is a nonapplicable reporting entity for CAMT in 2023 and has not included any impacts of the CAMT in the financial statements as of December 31, 2023.

As discussed in Note 2, for the years ended December 31, 2023 and 2022, the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

	December 31, 2023
	Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$1	$1	$2
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	20	2	22
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	20	2	22
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	133
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	32	7	39

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$53	$10	$63

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31, 2022
	Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$2	$2
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	27	1	28
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	27	1	28
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	123
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	39	6	45

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$66	$9	$75

	Change
	Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$1	$(1)	$—
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	(7)	1	(6)
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	(7)	1	(6)
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	10
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	(7)	1	(6)

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$(13)	$1	$(12)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31
	2023	2022	Change

Ratio Percentage Used To Determine Recovery Period and Threshold Limitation Amount	1187%	1017%	170%

Amount of Adjusted Capital and Surplus Used To Determine Recovery Period and Threshold Limitation in 2(b)2 Above

	$887	$818	$69

The impact of tax planning strategies at December 31, 2023 and 2022 was as follows:

	December 31, 2023
	Ordinary	Capital	Total
	Percent	Percent	Percent

Impact of Tax Planning Strategies:

(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	6%	0%	6%

	December 31, 2022
	Ordinary	Capital	Total
	Percent	Percent	Percent

Impact of Tax Planning Strategies:

(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	4%	0%	4%

The Company’s tax planning strategies do not include the use of reinsurance-related tax planning strategies.

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2023	2022	Change

Current Income Tax

Federal	$24	$1	$23

Subtotal	24	1	23
Federal income tax on net capital gains	2	2	—

Federal and foreign income taxes incurred	$26	$3	$23

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Year Ended December 31
	2022	2021	Change

Current Income Tax

Federal	$1	$17	$(16)

Subtotal	1	17	(16)
Federal income tax on net capital gains	2	12	(10)

Federal and foreign income taxes incurred	$3	$29	$(26)

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate to income before tax as follows:

	Year Ended December 31
	2023	2022	2021

Current income taxes incurred	$26	$3	$29

Change in deferred income taxes (without tax on unrealized gains and losses)	(1)	(12)	(7)

Total income tax reported	$25	$(9)	$22

Income before taxes	$210	$55	$234
Federal statutory tax rate	21.00%	21.00%	21.00%

Expected income tax expense (benefit) at statutory rate	$44	$12	$49

Increase (decrease) in actual tax reported resulting from:

Pre-tax income of disregarded subsidiaries	$—	$—	$1
Dividends received deduction	(3)	(2)	(4)
Pre-tax items reported net of tax	(2)	(3)	(2)
Tax credits	(15)	(15)	(19)
Prior period tax return adjustment	(1)	6	—
Deferred tax change on other items in surplus	2	(7)	(2)
Other	—	—	(1)

Total income tax reported	$25	$(9)	$22

The Company’s federal income tax return is consolidated with other includible affiliated companies. Please see the listing of companies in Appendix A.

The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in any carryback or carryforward year when so applied. Intercompany income

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service (IRS). A tax return has not been filed for 2023.

The following is income tax expense for current year and preceding years that is available for recoupment in the event of future losses:

Total

2021	$14
2022	2
2023	—

The total amount of the unrecognized tax benefits that if recognized would affect the effective income tax rate:

Unrecognized Tax Benefits

Balance at January 1, 2022	$2
Tax positions taken during prior period	—
Tax positions taken during current period	—
Settlements with taxing authorities	—
Lapse of applicable statute of limitations	—

Balance at December 31, 2022	$2
Tax positions taken during prior period	—
Tax positions taken during current period	—
Settlements with taxing authorities	—
Lapse of applicable statute of limitations	—

Balance at December 31, 2023	$2

The IRS completed its examination for 2009 through 2013 for which is currently at appeals with a refund pending Joint Committee on Taxation approval. The IRS opened an exam for the 2014 through 2018 amended tax returns. Federal income tax returns filed in 2019 through 2022 remain open, subject to potential future examination. The Company believes there are adequate defenses against, or sufficient provisions established related to any open or contested tax positions.

The Company classifies interest and penalties related to income taxes as income tax expense. The Company’s interest expense/(benefit) related to income taxes:

	Interest	Penalties	Total payable (receivable)

Balance at January 1, 2021	$(2)	$—	$(2)
Cash received (paid)	2	—	2

Balance at December 31, 2021	$—	$—	$—
Interest expense (benefit)	1	—	1

Balance at December 31, 2022	$1	$—	$1

Balance at December 31, 2023	$1	$—	$1

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

9. Capital and Surplus

The Company has authorized 24,000 common stock shares at $125 per share par value of which 15,067 shares were issued and outstanding at December 31, 2023 and 2022.

The Company is subject to limitations, imposed by the State of New York, on the payment of dividends to its stockholders. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of the Company’s statutory surplus as of the preceding December 31 or (b) the Company’s statutory gain from operations before net realized capital gains (losses) on investments for the preceding year, not to exceed earned surplus as of the preceding December 31. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2024, without the prior approval of insurance regulatory authorities, is $201.

On September 28, 2023, the Company paid an ordinary common stock dividend of $95 to TA Corp.

On March 30, 2023, the Company paid an ordinary common stock dividend of $75 to TA Corp.

On September 29, 2022, the Company paid an ordinary common stock dividend of $150 to TA Corp.

On March 29, 2022, the Company paid an ordinary common stock dividend of $150 to TA Corp.

On September 30, 2021, the Company paid an extraordinary dividend of $100 to TA Corp.

On March 25, 2021, the Company paid an ordinary common stock dividend of $100 to TA Corp.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on various risk factors. At December 31, 2023 and 2022, the Company met the minimum RBC requirements.

The Company held special surplus funds in the amount of $12 and $7, as of December 31, 2023 and 2022, respectively, for annuitant mortality fluctuations as required under New York Regulation 47, Separate Account and Separate Account Annuities.

10. Securities Lending

The Company participates in an agent-managed securities lending program in which the Company primarily loans out US Treasuries and other bonds. The Company receives collateral equal to 102% of the fair value of the loaned government or other domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government or other domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2023 and 2022, respectively, securities with a fair value of $296 and $386 were on loan under securities lending agreements. At December 31, 2023 and 2022, the collateral the Company received from securities lending activities was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $321 and $412 at December 31, 2023 and 2022, respectively.

The contractual maturities of the securities lending collateral positions are as follows:

	Fair Value

	2023	2022

Open	$321	$412
Securities received	—	—

Total collateral received	$321	$412

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

The maturity dates of the reinvested securities lending collateral are as follows:

	2023		2022

	Amortized Cost	Fair Value	Amortized Cost	Fair Value

Open	$20	$20	$53	$53
30 days or less	126	126	148	148
31 to 60 days	53	53	63	63
61 to 90 days	27	27	38	38
91 to 120 days	51	51	29	29
121 to 180 days	44	44	81	81

Total	321	321	412	412
Securities received	—	—	—	—

Total collateral reinvested	$321	$321	$412	$412

The Company did not have collateral for securities lending transactions that extended beyond one year from the report date for the years ended December 31, 2023 and 2022.

For securities lending, the Company’s source of cash used to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $323 (fair value of $321) that are currently tradable securities that could be sold and used to pay for the $321 in collateral calls that could come due under a worst-case scenario.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

11. Retirement and Compensation Plans

Defined Contribution Plans

The Company’s employees participate in a contributory defined contribution plan sponsored by TA Corp which is qualified under Section 401(k) of the Internal Revenue Code. Generally, employees of the Company who customarily work at least 20 hours per week and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to 100% of eligible earnings, subject to government or other plan restrictions for certain key employees. The Company will contribute an amount up to four percent of the participant’s eligible earnings per the plan’s matching formula. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974 (ERISA), as amended. Benefits expense allocated to the Company for the years ended December 31, 2023, 2022 and 2021 was insignificant.

Defined Benefit Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by TA Corp. Generally, employees of the Company who customarily work at least 20 hours per week and complete six months of continuous service and meet the other eligibility requirements are participants of the plan. The Company has no legal obligation for the plan. The benefits are based on the employee’s eligible compensation. The plan provides benefits based on a cash balance formula. The plan is subject to the reporting and disclosure requirements of the ERISA.

TA Corp sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The Company has no legal obligation for the plan. The plans are noncontributory. The benefits are based on the employee’s eligible compensation. The plans provide benefits based on a cash balance formula. The plans are unfunded and nonqualified under the Internal Revenue Code.

The Company recognizes pension expense equal to its allocation from TA Corp. The pension expense related to both the qualified defined pension plan and the supplemental retirement plans is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits, and based upon actuarial participant benefit calculations, which is within the guidelines of SSAP No. 102, Pensions. Pension expenses were $1, $1 and $2 for the years ended December 31, 2023, 2022 and 2021, respectively.

In addition to pension benefits, TA Corp sponsors unfunded plans that provide health care and life insurance benefits to retired Company employees meeting certain eligibility requirements. The Company has no legal obligation for the plan. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are allocated among the participating companies based on IAS 19 and based upon actuarial participant benefit calculations which is within the guidelines of SSAP No. 92, Postretirement Benefits Other Than Pensions. The Company’s allocation of postretirement expenses for the years ended December 31, 2023, 2022 and 2021 was insignificant.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Other Plans

TA Corp has established deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2023, 2022 and 2021 was insignificant.

12. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

In accordance with an agreement between TA Corp and the Company, TA Corp will ensure the maintenance of certain minimum tangible net worth, operating leverage and liquidity levels of the Company, as defined in the agreement, through the contribution of additional capital by TA Corp as needed.

Effective August 1, 2020, the Company, and an affiliate, Transamerica Life Insurance Company, amended and finalized a Shared Services and Cost Sharing Agreement for both parties to provide accounting, administrative, and other advisory services in accordance with the agreement. The agreement, filed and approved by the NYDFS, replaces prior agreements between the entities. The amount received by the Company as a result of being a party to these agreements was $102, $100 and $80 during 2023, 2022 and 2021, respectively. The amount paid as a result of being a party to these agreements was $38, $40 and $45 during 2023, 2022 and 2021, respectively. Fees charged between affiliates approximate their cost.

The Company is party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors (AURA), LLC whereby AURA serves as the administrator and advisor for the Company’s mortgage loan operations. The Company paid $6, $6 and $5 for these services during 2023, 2022 and 2021, respectively.

The Company is party to an Investment Management Agreement with AEGON USA Investment Management (AUIM), LLC whereby AUIM acts as a discretionary investment manager for the Company. The Company paid $11, $11 and $11 for these services during 2023, 2022 and 2021, respectively.

The Company has an administration service agreement with Transamerica Asset Management (TAM) to provide administrative services to the Transamerica Series Trust. The Company received $7, $8 and $10 for these services during 2023, 2022 and 2021, respectively.

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred an insignificant amount of expenses under this agreement for the years ended December 31, 2023 and 2022. The Company incurred expenses under this agreement of $1 for the year ended December 31, 2021.

Receivables from (payables to) affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2023, 2022 and 2021, the Company received (paid) an insignificant amount of net interest from (to) affiliates. At December 31, 2023 and 2022, respectively, the Company reported net receivables (payables) from (to) affiliates of $3 and ($17),

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

respectively. Terms of settlement require that these amounts are settled within 90 days of quarter-end per the requirements of SSAP No. 25, Affiliates and Other Related Parties.

In accordance with SSAP No. 25, the Company reports short-term intercompany notes receivable as short-term investments. At December 31, 2023 and 2022, the Company had no short-term intercompany notes receivable.

The Company utilizes the look-through approach in valuing its investment in the following entities.

Book Adjusted Carrying Value

Real Estate Alternatives Portfolio 4 HR, LLC	$8
Aegon Workforce Housing Fund 2, L.P.	50
Aegon Workforce Housing Fund 3, L.P.	2
Natural Resources Alternatives Portfolio I, LLC	14
Natural Resources Alternatives Portfolio II, LLC	7
Natural Resources Alternatives Portfolio 3, LLC	28
Zero Beta Fund, LLC	1
TA-APOP I-A, LLC	3

$113

These entity’s financial statements are not audited and the Company has limited the value of its investment in these entities to the value contained in the audited financial statements of the underlying LP/LLC investments, including adjustments required by SSAP No. 97 entities and/or non-SCA SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, entities owned by these entities. All liabilities, commitments, contingencies, guarantees or obligations of these entities which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in these entities.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables show the disclosures for all SCA investments, except 8bi entities, Balance Sheets value (admitted and nonadmitted) and the NAIC responses for the SCA filings as of December 31, 2023 and 2022:

December 31, 2023
SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
SSAP No. 97 8a Entities
None	—%	$—	$—	$—
Total SSAP No. 97 8a Entities	XXX	$—	$—	$—
SSAP No. 97 8b(ii) Entities
None	—%	$—	$—	$—
Total SSAP No. 97 8b(ii) Entities	XXX	$—	$—	$—
SSAP No. 97 8b(iii) Entities
Real Estate Alternatives Portfolio 3A, Inc.	9%	$—	$—	$—
Total SSAP No. 97 8b(iii) Entities	XXX	$—	$—	$—
SSAP No. 97 8b(iv) Entities
None	—%	$—	$—	$—
Total SSAP No. 97 8b(iv) Entities	XXX	$—	$—	$—
Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$—	$—	$—
Aggregate Total	XXX	$—	$—	$—

December 31, 2022
SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
SSAP No. 97 8a Entities
None	—%	$—	$—	$—
Total SSAP No. 97 8a Entities	XXX	$—	$—	$—
SSAP No. 97 8b(ii) Entities
None	—%	$—	$—	$—
Total SSAP No. 97 8b(ii) Entities	XXX	$—	$—	$—
SSAP No. 97 8b(iii) Entities
Real Estate Alternatives Portfolio 3A, Inc.	9%	$—	$—	$—
Total SSAP No. 97 8b(iii) Entities	XXX	$—	$—	$—
SSAP No. 97 8b(iv) Entities
None	—%	$—	$—	$—
Total SSAP No. 97 8b(iv) Entities	XXX	$—	$—	$—
Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$—	$—	$—
Aggregate Total	XXX	$—	$—	$—

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following table shows the NAIC responses for the SCA filings (except 8bi entities):

December 31, 2023
SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount (1)	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**

SSAP No. 97 8a Entities
None			$—	—	—	—

Total SSAP No. 97 8a Entities	—	—	$—	—	—	—

SSAP No. 97 8b(ii) Entities
None			$—	—	—	—

Total SSAP No. 97 8b(ii) Entities	—	—	$—	—	—	—

SSAP No. 97 8b(iii) Entities
Real Estate Alternatives Portfolio 3A, Inc.	NA		$—	—	—	I

Total SSAP No. 97 8b(iii) Entities	—	—	$—	—	—	—

SSAP No. 97 8b(iv) Entities
None	—	—	$—	—	—	—

Total SSAP No. 97 8b(iv) Entities	—	—	$—	—	—	—

Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$—	—	—	—

Aggregate Total	—	—	$—	—	—	—

* S1 – Sub1, S2 – Sub2 or RDF – Resubmission of Disallowed Filing

** I – Immaterial or M – Material

(1) NAIC Valuation Amount is as of the Filing Date to the NAIC

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2022
SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount (1)	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**

SSAP No. 97 8a Entities
None			$—

Total SSAP No. 97 8a Entities	—	—	$—	—	—	—

SSAP No. 97 8b(ii) Entities
None			$—

Total SSAP No. 97 8b(ii) Entities	—	—	$—	—	—	—

SSAP No. 97 8b(iii) Entities
Real Estate Alternatives Portfolio 3A, Inc.	NA		$—	—	—	I

Total SSAP No. 97 8b(iii) Entities	—	—	$—	—	—	—

SSAP No. 97 8b(iv) Entities
None			$—	—	—	—

Total SSAP No. 97 8b(iv) Entities	—	—	$—	—	—	—

Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$—	—	—	—

Aggregate Total	—	—	$—	—	—	—

* S1 – Sub1, S2 – Sub2 or RDF – Resubmission of Disallowed Filing

** I – Immaterial or M – Material

(1) NAIC Valuation Amount is as of the Filing Date to the NAIC

Information regarding the Company’s affiliated reinsurance transactions is available in Note 7.

13. Managing General Agents and Third-Party Administrators

The Company utilizes managing general agents (MGA) and third-party administrators (TPA) in its operation. There were no MGA’s/TPA’s that wrote premiums in excess of 5% of the Company’s surplus.

14. Commitments and Contingencies

At December 31, 2023 and 2022, the Company has mortgage loan commitments of $9 and $70, respectively.

The Company has contingent commitments of $44 and $47, as of December 31, 2023 and 2022, respectively, to provide additional funding for joint ventures, partnerships and limited liability companies, which includes LIHTC commitments of $1 and $1, respectively.

At December 31, 2023 and 2022, there were no private placement commitments outstanding.

The Company may pledge cash as collateral for derivative transactions. When cash is pledged as collateral, it is derecognized and a receivable is recorded to reflect the eventual return of that cash

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

by the counterparty. The amount of cash collateral pledged by the Company as of December 31, 2023 and 2022, respectively, was $0 and $7.

Cash collateral received from derivative counterparties as well as the obligation to return the collateral is recorded on the Company’s Balance Sheets. The amount of cash collateral received as of December 31, 2023 and 2022, respectively, was $38 and $51.

At December 31, 2023 and 2022, securities in the amount of $6 and $5, respectively, were posted to the Company as collateral from derivative counterparties. The securities were not included on the Company’s Balance Sheets as the Company does not have the ability to sell or repledge the collateral.

The Company is a member of the FHLB of New York. Through its membership, the Company establishes the option to access funds through secured borrowing arrangements with the FHLB. The Company is not in an active borrowing position; therefore, collateral pledged and borrowings are not applicable for this Company.

At December 31, 2023 and 2022, the Company purchased/owned the following FHLB stock as part of the agreement:

	Year Ended December 31
	2023	2022

Membership Stock:
Class B	$3	$3

Total	$3	$3

At December 31, 2023 and 2022, Membership Stock (Class A and B) Eligible for Redemption and the anticipated timeframe for redemption was as follows:

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years

December 31, 2023
Membership Stock
Class B	$—	$—	$—	$3

Total	$—	$—	$—	$3

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years

December 31, 2022
Membership Stock
Class B	$—	$—	$—	$3

Total	$—	$—	$—	$3

The Company is party to legal proceedings involving a variety of issues incidental to its business. Lawsuits may be brought in any federal or state court in the United States or in an arbitral forum.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given their complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, damages arising from such demands are typically not material to the Company’s financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s Balance Sheets. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve and an offsetting premium tax benefit at December 31, 2023 and 2022 for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. These amounts were not material to the Company’s financial position. The guaranty fund (benefit) expense was insignificant for the years ended December  31, 2023, 2022 and 2021.

15. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

The Company enters into dollar repurchase agreements in which residential mortgage backed securities are delivered to the counterparty once adequate collateral has been received. At December 31, 2023 and 2022, the Company had dollar repurchase agreements outstanding in the amount of $20 and $20, respectively, which is included in borrowed money on the Balance Sheets. Those amounts include an insignificant amount of accrued interest at both December 31, 2023 and 2022. At December 31, 2023, securities with a book value of $20 and a fair value of $17 were subject to dollar repurchase agreements. At December 31, 2022, securities with a book value of $20 and a fair value of $20 were subject to dollar repurchase agreements. These securities have maturity dates that range from August 1, 2051 to April 1, 2052 for years ended December 31, 2023 and 2022. The Company does not have the legal right to recall or substitute the underlying assets prior to the transaction’s scheduled termination. Upon scheduled termination, the counterparty is obligated to return substantially similar assets.

The contractual maturities of the dollar repurchase agreement positions are as follows:

	Fair Value

	2023	2022

Open	$20	$20
Securities received	—	—

Total collateral received	$20	$20

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. During 2023 and 2022, there were no securities sold and reacquired within 30 days of the sale date.

16. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the Balance Sheets date and the date when the financial statements are available to be issued, provided they give evidence of conditions that existed at the Balance Sheets date (Type I). The Company has not identified any Type 1 subsequent events for the year ended December 31, 2023 through April 11, 2024.

Events that are indicative of conditions that arose after the Balance Sheets date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). The Company has identified a Type II subsequent event for the year ended December 31, 2023. On March 28, 2024, the Company paid an ordinary common stock dividend of $75 to TA Corp.

Transamerica Financial Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation

EIN: 42-1484983

AFFILIATIONS SCHEDULE

YEAR ENDED DECEMBER 31, 2023

Entity Name	FEIN

Transamerica Corporation	42-1484983

AEGON Asset Management Services Inc	39-1884868

AEGON Direct Marketing Services Inc	42-1470697

AEGON Financial Services Group Inc	41-1479568

AEGON Institutional Markets Inc	61-1085329

AEGON Management Company	35-1113520

AEGON USA Real Estate Services Inc	61-1098396

AEGON USA Realty Advisors of CA	20-5023693

AUSA Properties Inc	27-1275705

Commonwealth General Corporation	51-0108922

Creditor Resources Inc	42-1079584

CRI Solutions Inc	52-1363611

Financial Planning Services Inc	23-2130174

Garnet Assurance Corporation	11-3674132

Garnet Assurance Corporation II	14-1893533

Garnet Assurance Corporation III	01-0947856

Ironwood Re Corp	47-1703149

LIICA RE II	20-5927773

Money Services Inc	42-1079580

Monumental General Administrators Inc	52-1243288

Pearl Holdings Inc I	20-1063558

Pearl Holdings Inc II	20-1063571

Real Estate Alternatives Portfolio 3A Inc	20-1627078

River Ridge Insurance Company	20-0877184

Stonebridge Benefit Services Inc	75-2548428

TLIC Oakbrook Reinsurance Inc.	47-1026613

TLIC Watertree Reinsurance, Inc.	81-3715574

Transamerica Affordable Housing Inc	94-3252196

Transamerica Asset Management	59-3403585

Transamerica Bermuda Re, Ltd	98-1701849

Transamerica Capital Inc	95-3141953

Transamerica Casualty Insurance Company	31-4423946

Transamerica Corporation (OREGON)	98-6021219

Transamerica Financial Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation

EIN: 42-1484983

AFFILIATIONS SCHEDULE

YEAR ENDED DECEMBER 31, 2023

Entity Name	FEIN

Transamerica Finance Corporation	95-1077235

Transamerica Financial Advisors	59-2476008

Transamerica Financial Life Insurance Company	36-6071399

Transamerica Fund Services Inc	59-3403587

Transamerica International Re (Bermuda) Ltd	98-0199561

Transamerica Investors Securities Corp	13-3696753

Transamerica Life Insurance Company	39-0989781

Transamerica Pacific Re, Inc.	85-1028131

Transamerica Resources Inc	52-1525601

Transamerica Stable Value Solutions Inc	27-0648897

Transamerica Trust Company	42-0947998

United Financial Services Inc	52-1263786

World Fin Group Ins Agency of Massachusetts Inc	04-3182849

World Financial Group Inc	42-1518386

World Financial Group Ins Agency of Hawaii Inc	99-0277127

World Financial Group Insurance Agency of WY Inc	42-1519076

Zahorik Company Inc	95-2775959

Zero Beta Fund LLC	26-1298094

Statutory-Basis Financial

Statement Schedules

Transamerica Financial Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Millions)

December 31, 2023

SCHEDULE I

Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet (2)
Fixed maturities
Bonds:
United States government and government agencies and authorities	$295	$306	$327
States, municipalities and political subdivisions	39	35	39
Foreign governments	102	87	102
Hybrid securities	41	38	41
All other corporate bonds	4,452	3,929	4,443
Preferred stocks	3	4	4

Total fixed maturities	4,932	4,399	4,956

Equity securities
Common stocks:
Industrial, miscellaneous and all other	3	3	3

Total equity securities	3	3	3

Mortgage loans on real estate	1,841		1,841
Policy loans	151		151
Other long-term investments	57		57
Receivable for securities	9		9
Securities lending	321		321
Cash, cash equivalents and short-term investments	1,247		1,247

Total investments	$8,561		$8,585

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.

(2)	Bonds of $4 are held at fair value rather than amortized cost. Preferred stocks of $4 are held at fair value.

Transamerica Financial Life Insurance Company

Supplementary Insurance Information

(Dollars in Millions)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*

Year ended December 31, 2023
Individual life	$1,477	$—	$20	$174	$73	$234	$44
Individual health	189	4	14	74	9	57	24
Group life and health	176	2	2	54	8	(36)	15
Annuity	4,325	—	1	3,215	240	3,639	(206)

	$6,167	$6	$37	$3,517	$330	$3,894	$(123)

Year ended December 31, 2022
Individual life	$1,359	$—	$19	$171	$67	$114	$46
Individual health	174	4	10	69	9	52	24
Group life and health	249	2	5	52	9	43	15
Annuity	4,752	—	1	4,893	248	10,697	(5,471)

	$6,534	$6	$35	$5,185	$333	$10,906	$(5,386)

Year ended December 31, 2021
Individual life	$1,404	$—	$23	$172	$72	$194	$48
Individual health	159	4	15	68	9	56	22
Group life and health	236	2	6	49	9	36	14
Annuity	4,948	—	—	4,933	252	5,412	(247)

	$6,747	$6	$44	$5,222	$342	$5,698	$(163)

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Financial Life Insurance Company

Reinsurance

(Dollars in Millions)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net

Year ended December 31, 2023
Life insurance in force	$26,006	$55,692	$53,925	$24,239	222%

Premiums:
Individual life	$187	$199	$184	$174	106%
Individual health	74	—	—	74	0%
Group life and health	54	—	1	54	1%
Annuity	3,212	—	4	3,215	0%

	$3,527	$199	$189	$3,517	5%

Year ended December 31, 2022
Life insurance in force	$25,777	$62,724	$60,695	$23,748	256%

Premiums:
Individual life	$187	$220	$204	$171	119%
Individual health	69	—	—	69	0%
Group life and health	51	—	1	52	1%
Annuity	4,889	—	4	4,893	0%

	$5,196	$220	$209	$5,185	4%

Year ended December 31, 2021
Life insurance in force	$25,773	$87,333	$85,219	$23,659	360%

Premiums:
Individual life	$190	$298	$280	$172	163%
Individual health	68	—	—	68	0%
Group life and health	48	—	1	49	2%
Annuity	4,928	—	5	4,933	0%

	$5,234	$298	$286	$5,222	5%

FINANCIAL STATEMENTS

Transamerica Financial Life Insurance Company

ML of New York Variable Life Separate Account II

Years Ended December 31, 2023 and 2022

Transamerica Financial Life Insurance Company

ML of New York Variable Life Separate Account II

Financial Statements

Years Ended December 31, 2023 and 2022

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Transamerica Financial Life Insurance Company and the Contract Owners of ML of New York Variable Life Separate Account II

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of ML of New York Variable Life Separate Account II indicated in the table below as of December 31, 2023, and the related statements of operations and changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of ML of New York Variable Life Separate Account II as of December 31, 2023, and the results of each of their operations and the changes in each of their net assets for each of the two years in the period ended December 31, 2023, in conformity with accounting principles generally accepted in the United States of America.

AB Large Cap Growth Class A Shares	BlackRock High Yield
BlackRock Advantage Large Cap Core	BlackRock International V.I. Class I Shares
BlackRock Advantage Large Cap Value V.I. Class I Shares	BlackRock Large Cap Focus Growth V.I. Class I Shares
BlackRock Advantage SMID Cap V.I. Class I Shares	BlackRock Managed Volatility V.I. Class I Shares
BlackRock Basic Value V.I. Class I Shares	BlackRock S&P 500 Index V.I. Class I Shares
BlackRock Capital Appreciation	BlackRock Sustainable Balanced
BlackRock Equity Dividend V.I. Class I Shares	Invesco V.I. American Franchise Series I Shares
BlackRock Global Allocation	Invesco V.I. Core Equity Series I Shares
BlackRock Global Allocation V.I. Class I Shares	MFS® Growth Initial Class
BlackRock Government Money Market

Basis for Opinions

These financial statements are the responsibility of the Transamerica Financial Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of ML of New York Variable Life Separate Account II based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of ML of New York Variable Life Separate Account II in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.

1

Our procedures included confirmation of investments owned as of December 31, 2023 by correspondence with the transfer agent or the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 19, 2024

We have served as the auditor of one or more of the subaccounts of ML of New York Variable Life Separate Account II since 2014.

2

Transamerica Financial Life Insurance Company

ML of New York Variable Life Separate Account II

Statements of Assets and Liabilities

December 31, 2023

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
AB Large Cap Growth Class A Shares	23,540.144	$1,266,782	$1,753,741	$(3)	$1,753,738	17,892	$98.015698	$98.015698
BlackRock Advantage Large Cap Core	67,461.525	1,634,572	1,717,570	-	1,717,570	3,522	487.666828	487.666828
BlackRock Advantage Large Cap Value V.I. Class I Shares	6,159.541	62,450	60,979	(11)	60,968	1,321	46.139199	46.139199
BlackRock Advantage SMID Cap V.I. Class I Shares	32,730.814	750,227	693,239	-	693,239	5,165	134.213340	134.213340
BlackRock Basic Value V.I. Class I Shares	234,879.635	3,221,057	3,039,342	-	3,039,342	28,304	107.380897	107.380897
BlackRock Capital Appreciation	49,765.465	2,165,247	2,330,517	41	2,330,558	5,368	434.189778	434.189778
BlackRock Equity Dividend V.I. Class I Shares	54,181.977	593,726	575,954	(1)	575,953	5,807	99.179235	99.179235
BlackRock Global Allocation	242,835.560	3,796,961	3,669,245	-	3,669,245	35,655	102.910271	102.910271
BlackRock Global Allocation V.I. Class I Shares	13,095.998	203,339	213,596	(2)	213,594	3,381	63.169839	63.169839
BlackRock Government Money Market	886,435.583	886,436	886,436	(44)	886,392	23,817	37.217212	37.217212
BlackRock High Yield	46,346.211	236,530	232,195	1,152	233,347	2,436	95.790342	95.790342
BlackRock International V.I. Class I Shares	29,444.032	320,016	297,090	-	297,090	10,255	28.969661	28.969661
BlackRock Large Cap Focus Growth V.I. Class I Shares	18,020.511	289,318	342,750	(30)	342,720	6,595	51.966712	51.966712
BlackRock Managed Volatility V.I. Class I Shares	245.662	3,032	3,255	-	3,255	70	46.815813	46.815813
BlackRock S&P 500 Index V.I. Class I Shares	43,997.070	1,095,178	1,302,313	34	1,302,347	16,701	77.978576	77.978576
BlackRock Sustainable Balanced	77,452.757	1,228,699	1,201,292	(11)	1,201,281	7,597	158.131360	158.131360
Invesco V.I. American Franchise Series I Shares	10,226.969	556,998	602,982	(1)	602,981	16,207	37.204219	37.204219
Invesco V.I. Core Equity Series I Shares	19,022.702	578,819	557,175	17	557,192	17,624	31.616398	31.616398
MFS® Growth Initial Class	22,324.306	1,002,384	1,345,932	29	1,345,961	15,070	89.315778	89.315778

See accompanying notes.	3

Transamerica Financial Life Insurance Company

ML of New York Variable Life Separate Account II

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2023 and 2022

	AB Large Cap Growth Class A Shares Subaccount	BlackRock Advantage Large Cap Core Subaccount	BlackRock Advantage Large Cap Value V.I. Class I Shares Subaccount	BlackRock Advantage SMID Cap V.I. Class I Shares Subaccount

Net Assets as of December 31, 2021:	$1,893,703	$1,936,821	$76,990	$886,749

Investment Income:
Reinvested Dividends	-	18,974	946	6,907
Investment Expense:
Mortality and Expense Risk and Administrative Charges	13,109	14,418	509	6,741

Net Investment Income (Loss)	(13,109)	4,556	437	166

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	173,890	46,797	1,253	5,661
Realized Gain (Loss) on Investments	24,639	(12,000)	(2,365)	1,777

Net Realized Capital Gains (Losses) on Investments	198,529	34,797	(1,112)	7,438
Net Change in Unrealized Appreciation (Depreciation)	(735,585)	(432,445)	(4,848)	(158,199)

Net Gain (Loss) on Investment	(537,056)	(397,648)	(5,960)	(150,761)

Net Increase (Decrease) in Net Assets Resulting from Operations	(550,165)	(393,092)	(5,523)	(150,595)

Increase (Decrease) in Net Assets from Contract Transactions	(19,674)	(54,153)	(16,137)	(22,897)

Total Increase (Decrease) in Net Assets	(569,839)	(447,245)	(21,660)	(173,492)

Net Assets as of December 31, 2022:	$1,323,864	$1,489,576	$55,330	$713,257

Investment Income:
Reinvested Dividends	-	15,726	914	6,217
Investment Expense:
Mortality and Expense Risk and Administrative Charges	13,753	14,053	505	5,911

Net Investment Income (Loss)	(13,753)	1,673	409	306

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	102,999	29,796	2,257	-
Realized Gain (Loss) on Investments	23,686	(48,069)	(449)	(54,668)

Net Realized Capital Gains (Losses) on Investments	126,685	(18,273)	1,808	(54,668)
Net Change in Unrealized Appreciation (Depreciation)	333,621	360,797	4,686	161,600

Net Gain (Loss) on Investment	460,306	342,524	6,494	106,932

Net Increase (Decrease) in Net Assets Resulting from Operations	446,553	344,197	6,903	107,238

Increase (Decrease) in Net Assets from Contract Transactions	(16,679)	(116,203)	(1,265)	(127,256)

Total Increase (Decrease) in Net Assets	429,874	227,994	5,638	(20,018)

Net Assets as of December 31, 2023:	$1,753,738	$1,717,570	$60,968	$693,239

See Accompanying Notes. (1) See Footnote 1	4

Transamerica Financial Life Insurance Company

ML of New York Variable Life Separate Account II

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2023 and 2022

	BlackRock Basic Value V.I. Class I Shares Subaccount	BlackRock Capital Appreciation Subaccount	BlackRock Equity Dividend V.I. Class I Shares Subaccount	BlackRock Global Allocation Subaccount

Net Assets as of December 31, 2021:	$3,106,832	$2,889,058	$577,515	$4,730,127

Investment Income:
Reinvested Dividends	41,394	4,270	9,269	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	26,087	18,485	4,927	36,643

Net Investment Income (Loss)	15,307	(14,215)	4,342	(36,643)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	280,543	179,715	63,155	120,654
Realized Gain (Loss) on Investments	(7,930)	22,124	3,238	(20,395)

Net Realized Capital Gains (Losses) on Investments	272,613	201,839	66,393	100,259
Net Change in Unrealized Appreciation (Depreciation)	(459,137)	(1,270,332)	(97,825)	(832,800)

Net Gain (Loss) on Investment	(186,524)	(1,068,493)	(31,432)	(732,541)

Net Increase (Decrease) in Net Assets Resulting from Operations	(171,217)	(1,082,708)	(27,090)	(769,184)

Increase (Decrease) in Net Assets from Contract Transactions	(177,645)	(96,321)	(10,208)	(433,415)

Total Increase (Decrease) in Net Assets	(348,862)	(1,179,029)	(37,298)	(1,202,599)

Net Assets as of December 31, 2022:	$2,757,970	$1,710,029	$540,217	$3,527,528

Investment Income:
Reinvested Dividends	51,472	1,910	11,083	84,556
Investment Expense:
Mortality and Expense Risk and Administrative Charges	25,688	18,058	4,870	32,230

Net Investment Income (Loss)	25,784	(16,148)	6,213	52,326

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	115,395	56,548	27,123	19,496
Realized Gain (Loss) on Investments	(49,131)	19,342	3,536	(15,297)

Net Realized Capital Gains (Losses) on Investments	66,264	75,890	30,659	4,199
Net Change in Unrealized Appreciation (Depreciation)	327,554	722,707	21,867	351,706

Net Gain (Loss) on Investment	393,818	798,597	52,526	355,905

Net Increase (Decrease) in Net Assets Resulting from Operations	419,602	782,449	58,739	408,231

Increase (Decrease) in Net Assets from Contract Transactions	(138,230)	(161,920)	(23,003)	(266,514)

Total Increase (Decrease) in Net Assets	281,372	620,529	35,736	141,717

Net Assets as of December 31, 2023:	$3,039,342	$2,330,558	$575,953	$3,669,245

See Accompanying Notes. (1) See Footnote 1	5

Transamerica Financial Life Insurance Company

ML of New York Variable Life Separate Account II

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2023 and 2022

	BlackRock Global Allocation V.I. Class I Shares Subaccount	BlackRock Government Money Market Subaccount	BlackRock High Yield Subaccount	BlackRock International V.I. Class I Shares Subaccount

Net Assets as of December 31, 2021:	$268,969	$647,436	$139,464	$415,154

Investment Income:
Reinvested Dividends	-	7,267	6,828	2,565
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,023	4,831	1,126	2,813

Net Investment Income (Loss)	(2,023)	2,436	5,702	(248)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	2,818	-	-	10,108
Realized Gain (Loss) on Investments	5,591	-	(94)	(14,454)

Net Realized Capital Gains (Losses) on Investments	8,409	-	(94)	(4,346)
Net Change in Unrealized Appreciation (Depreciation)	(49,831)	-	(21,556)	(95,744)

Net Gain (Loss) on Investment	(41,422)	-	(21,650)	(100,090)

Net Increase (Decrease) in Net Assets Resulting from Operations	(43,445)	2,436	(15,948)	(100,338)

Increase (Decrease) in Net Assets from Contract Transactions	(31,268)	225,877	(2,465)	(27,515)

Total Increase (Decrease) in Net Assets	(74,713)	228,313	(18,413)	(127,853)

Net Assets as of December 31, 2022:	$194,256	$875,749	$121,051	$287,301

Investment Income:
Reinvested Dividends	4,558	38,367	12,479	2,454
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,801	7,438	1,744	2,591

Net Investment Income (Loss)	2,757	30,929	10,735	(137)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-
Realized Gain (Loss) on Investments	909	-	(978)	(8,784)

Net Realized Capital Gains (Losses) on Investments	909	-	(978)	(8,784)
Net Change in Unrealized Appreciation (Depreciation)	19,076	-	11,897	57,842

Net Gain (Loss) on Investment	19,985	-	10,919	49,058

Net Increase (Decrease) in Net Assets Resulting from Operations	22,742	30,929	21,654	48,921

Increase (Decrease) in Net Assets from Contract Transactions	(3,404)	(20,286)	90,642	(39,132)

Total Increase (Decrease) in Net Assets	19,338	10,643	112,296	9,789

Net Assets as of December 31, 2023:	$213,594	$886,392	$233,347	$297,090

See Accompanying Notes. (1) See Footnote 1	6

Transamerica Financial Life Insurance Company

ML of New York Variable Life Separate Account II

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2023 and 2022

	BlackRock Large Cap Focus Growth V.I. Class I Shares Subaccount	BlackRock Managed Volatility V.I. Class I Shares Subaccount	BlackRock S&P 500 Index V.I. Class I Shares Subaccount	BlackRock Sustainable Balanced Subaccount

Net Assets as of December 31, 2021:	$448,249	$3,216	$2,565,443	$1,329,254

Investment Income:
Reinvested Dividends	-	-	32,493	10,392
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,819	29	19,609	10,263

Net Investment Income (Loss)	(2,819)	(29)	12,884	129

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	17,607	-	99,574	11,688
Realized Gain (Loss) on Investments	7,849	15	25,645	(7,885)

Net Realized Capital Gains (Losses) on Investments	25,456	15	125,219	3,803
Net Change in Unrealized Appreciation (Depreciation)	(190,186)	177	(622,053)	(222,598)

Net Gain (Loss) on Investment	(164,730)	192	(496,834)	(218,795)

Net Increase (Decrease) in Net Assets Resulting from Operations	(167,549)	163	(483,950)	(218,666)

Increase (Decrease) in Net Assets from Contract Transactions	(20,407)	(96)	(39,032)	(23,451)

Total Increase (Decrease) in Net Assets	(187,956)	67	(522,982)	(242,117)

Net Assets as of December 31, 2022:	$260,293	$3,283	$2,042,461	$1,087,137

Investment Income:
Reinvested Dividends	-	279	16,357	19,187
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,612	29	14,884	10,216

Net Investment Income (Loss)	(2,612)	250	1,473	8,971

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	5,834	-	47,858	20,515
Realized Gain (Loss) on Investments	(2,485)	23	417,585	(30,775)

Net Realized Capital Gains (Losses) on Investments	3,349	23	465,443	(10,260)
Net Change in Unrealized Appreciation (Depreciation)	117,100	(200)	(58,105)	166,329

Net Gain (Loss) on Investment	120,449	(177)	407,338	156,069

Net Increase (Decrease) in Net Assets Resulting from Operations	117,837	73	408,811	165,040

Increase (Decrease) in Net Assets from Contract Transactions	(35,410)	(101)	(1,148,925)	(50,896)

Total Increase (Decrease) in Net Assets	82,427	(28)	(740,114)	114,144

Net Assets as of December 31, 2023:	$342,720	$3,255	$1,302,347	$1,201,281

See Accompanying Notes. (1) See Footnote 1	7

Transamerica Financial Life Insurance Company

ML of New York Variable Life Separate Account II

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2023 and 2022

	Invesco V.I. American Franchise Series I Shares Subaccount	Invesco V.I. Core Equity Series I Shares Subaccount	MFS® Growth Initial Class Subaccount

Net Assets as of December 31, 2021:	$647,619	$591,901	$1,505,853

Investment Income:
Reinvested Dividends	-	4,606	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	4,487	4,444	10,272

Net Investment Income (Loss)	(4,487)	162	(10,272)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	132,941	78,280	131,731
Realized Gain (Loss) on Investments	9,721	1,598	15,975

Net Realized Capital Gains (Losses) on Investments	142,662	79,878	147,706
Net Change in Unrealized Appreciation (Depreciation)	(341,992)	(205,511)	(621,731)

Net Gain (Loss) on Investment	(199,330)	(125,633)	(474,025)

Net Increase (Decrease) in Net Assets Resulting from Operations	(203,817)	(125,471)	(484,297)

Increase (Decrease) in Net Assets from Contract Transactions	(8,258)	(5,306)	(11,783)

Total Increase (Decrease) in Net Assets	(212,075)	(130,777)	(496,080)

Net Assets as of December 31, 2022:	$435,544	$461,124	$1,009,773

Investment Income:
Reinvested Dividends	-	3,810	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	4,680	4,567	10,567

Net Investment Income (Loss)	(4,680)	(757)	(10,567)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	11,885	12,296	93,157
Realized Gain (Loss) on Investments	4,726	394	15,624

Net Realized Capital Gains (Losses) on Investments	16,611	12,690	108,781
Net Change in Unrealized Appreciation (Depreciation)	160,389	90,181	250,105

Net Gain (Loss) on Investment	177,000	102,871	358,886

Net Increase (Decrease) in Net Assets Resulting from Operations	172,320	102,114	348,319

Increase (Decrease) in Net Assets from Contract Transactions	(4,883)	(6,046)	(12,131)

Total Increase (Decrease) in Net Assets	167,437	96,068	336,188

Net Assets as of December 31, 2023:	$602,981	$557,192	$1,345,961

See Accompanying Notes. (1) See Footnote 1	8

Transamerica Financial Life Insurance Company

ML of New York Variable Life Separate Account II

Notes to Financial Statements

December 31, 2023

1. Organization

ML of New York Variable Life Separate Account II (the Separate Account) is a segregated investment account of Transamerica Financial Life Insurance Company (TFLIC), an indirect wholly owned subsidiary of Aegon N.V., a holding company organized under the laws of the Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. TFLIC and the Separate Account are regulated by the Securities and Exchange Commission. The assets and liabilities of the Separate Account are clearly identified and distinguished from TFLIC’s other assets and liabilities. The Separate Account consists of multiple investment subaccounts. Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in these specified investment subaccounts is available to contract owners of Investor Life NY and Investor Life Plus NY.

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
AB Variable Products Series Fund, Inc.	AB Variable Products Series Fund, Inc.
AB Large Cap Growth Class A Shares	AB Large Cap Growth Portfolio Class A Shares
BlackRock Fund, Inc.	BlackRock Fund, Inc.
BlackRock Advantage Large Cap Core	BlackRock Advantage Large Cap Core Fund
BlackRock Advantage Large Cap Value V.I. Class I Shares	BlackRock Advantage Large Cap Value V.I. Fund Class I Shares
BlackRock Advantage SMID Cap V.I. Class I Shares	BlackRock Advantage SMID Cap Fund V.I. Class I Shares
BlackRock Basic Value V.I. Class I Shares	BlackRock Basic Value V.I. Fund Class I Shares
BlackRock Capital Appreciation	BlackRock Capital Appreciation Fund
BlackRock Equity Dividend V.I. Class I Shares	BlackRock Equity Dividend V.I. Fund Class I Shares
BlackRock Global Allocation	BlackRock Global Allocation Fund
BlackRock Global Allocation V.I. Class I Shares	BlackRock Global Allocation V.I. Fund Class I Shares
BlackRock Government Money Market	BlackRock Government Money Market Fund
BlackRock High Yield	BlackRock High Yield Fund
BlackRock International V.I. Class I Shares	BlackRock International V.I. Fund Class I Shares
BlackRock Large Cap Focus Growth V.I. Class I Shares	BlackRock Large Cap Focus Growth V.I. Fund Class I Shares
BlackRock Managed Volatility V.I. Class I Shares	BlackRock Managed Volatility V.I. Fund Class I Shares
BlackRock S&P 500 Index V.I. Class I Shares	BlackRock S&P 500 Index V.I. Fund Class I Shares
BlackRock Sustainable Balanced	BlackRock Sustainable Balanced Fund
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. American Franchise Series I Shares	Invesco V.I. American Franchise Portfolio Series I Shares
Invesco V.I. Core Equity Series I Shares	Invesco V.I. Core Equity Portfolio Series I Shares
MFS® Variable Insurance Trust	MFS® Variable Insurance Trust
MFS® Growth Initial Class	MFS® Growth Series Initial Class

9

Transamerica Financial Life Insurance Company

ML of New York Variable Life Separate Account II

Notes to Financial Statements

December 31, 2023

2. Summary of Significant Accounting Policies

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable life separate accounts registered as unit investment trusts. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

Investments

Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2023.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Fair Value Measurements and Fair Value Hierarchy

The Accounting Standards Codification™ (ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets

b) Quoted prices for identical or similar assets or liabilities in non-active markets

c) Inputs other than quoted market prices that are observable

d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon published closing NAV per share and therefore are considered Level 1.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2023.

10

Transamerica Financial Life Insurance Company

ML of New York Variable Life Separate Account II

Notes to Financial Statements

December 31, 2023

3. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2023 were as follows:

Subaccount	Purchases	Sales

AB Large Cap Growth Class A Shares	$108,444	$35,876

BlackRock Advantage Large Cap Core	134,965	219,699

BlackRock Advantage Large Cap Value V.I. Class I Shares	3,171	1,769

BlackRock Advantage SMID Cap V.I. Class I Shares	6,217	133,167

BlackRock Basic Value V.I. Class I Shares	282,288	279,338

BlackRock Capital Appreciation	149,228	270,760

BlackRock Equity Dividend V.I. Class I Shares	38,206	27,874

BlackRock Global Allocation	201,642	396,333

BlackRock Global Allocation V.I. Class I Shares	4,558	5,205

BlackRock Government Money Market	1,604,200	1,593,540

BlackRock High Yield	106,227	5,415

BlackRock International V.I. Class I Shares	31,999	71,268

BlackRock Large Cap Focus Growth V.I. Class I Shares	5,834	38,012

BlackRock Managed Volatility V.I. Class I Shares	279	130

BlackRock S&P 500 Index V.I. Class I Shares	75,490	1,175,090

BlackRock Sustainable Balanced	124,431	145,839

Invesco V.I. American Franchise Series I Shares	19,250	16,928

Invesco V.I. Core Equity Series I Shares	17,483	11,993

MFS® Growth Initial Class	93,851	23,399

11

Transamerica Financial Life Insurance Company

ML of New York Variable Life Separate Account II

Notes to Financial Statements

4. Change in Units

The change in units outstanding were as follows:

	Year Ended December 31, 2023			Year Ended December 31, 2022
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)

AB Large Cap Growth Class A Shares	72	(269)	(197)	58	(303)	(245)

BlackRock Advantage Large Cap Core	212	(486)	(274)	106	(229)	(123)

BlackRock Advantage Large Cap Value V.I. Class I Shares	-	(30)	(30)	-	(361)	(361)

BlackRock Advantage SMID Cap V.I. Class I Shares	-	(1,097)	(1,097)	322	(504)	(182)

BlackRock Basic Value V.I. Class I Shares	1,198	(2,578)	(1,380)	535	(2,361)	(1,826)

BlackRock Capital Appreciation	265	(738)	(473)	-	(263)	(263)

BlackRock Equity Dividend V.I. Class I Shares	-	(252)	(252)	-	(114)	(114)

BlackRock Global Allocation	1,024	(3,817)	(2,793)	931	(5,545)	(4,614)

BlackRock Global Allocation V.I. Class I Shares	-	(58)	(58)	-	(532)	(532)

BlackRock Government Money Market	43,025	(43,613)	(588)	14,477	(8,180)	6,297

BlackRock High Yield	1,064	(41)	1,023	10	(38)	(28)

BlackRock International V.I. Class I Shares	1,077	(2,521)	(1,444)	1,570	(2,501)	(931)

BlackRock Large Cap Focus Growth V.I. Class I Shares	-	(993)	(993)	-	(428)	(428)

BlackRock Managed Volatility V.I. Class I Shares	-	(2)	(2)	-	(2)	(2)

BlackRock S&P 500 Index V.I. Class I Shares	157	(16,222)	(16,065)	-	(588)	(588)

BlackRock Sustainable Balanced	583	(928)	(345)	-	(166)	(166)

Invesco V.I. American Franchise Series I Shares	242	(386)	(144)	304	(552)	(248)

Invesco V.I. Core Equity Series I Shares	58	(267)	(209)	75	(267)	(192)

MFS® Growth Initial Class	16	(170)	(154)	22	(180)	(158)

12

Transamerica Financial Life Insurance Company

ML of New York Variable Life Separate Account II

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2023			Year Ended December 31, 2022
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)

AB Large Cap Growth Class A Shares	$6,238	$(22,917)	$(16,679)	$4,636	$(24,310)	$(19,674)

BlackRock Advantage Large Cap Core	89,518	(205,721)	(116,203)	41,211	(95,364)	(54,153)

BlackRock Advantage Large Cap Value V.I. Class I Shares	-	(1,265)	(1,265)	-	(16,137)	(16,137)

BlackRock Advantage SMID Cap V.I. Class I Shares	-	(127,256)	(127,256)	36,369	(59,266)	(22,897)

BlackRock Basic Value V.I. Class I Shares	115,627	(253,857)	(138,230)	49,226	(226,871)	(177,645)

BlackRock Capital Appreciation	90,857	(252,777)	(161,920)	-	(96,321)	(96,321)

BlackRock Equity Dividend V.I. Class I Shares	-	(23,003)	(23,003)	-	(10,208)	(10,208)

BlackRock Global Allocation	97,769	(364,283)	(266,514)	89,721	(523,136)	(433,415)

BlackRock Global Allocation V.I. Class I Shares	-	(3,404)	(3,404)	-	(31,268)	(31,268)

BlackRock Government Money Market	1,566,411	(1,586,697)	(20,286)	518,495	(292,618)	225,877

BlackRock High Yield	94,327	(3,685)	90,642	894	(3,359)	(2,465)

BlackRock International V.I. Class I Shares	29,559	(68,691)	(39,132)	36,193	(63,708)	(27,515)

BlackRock Large Cap Focus Growth V.I. Class I Shares	-	(35,410)	(35,410)	-	(20,407)	(20,407)

BlackRock Managed Volatility V.I. Class I Shares	-	(101)	(101)	-	(96)	(96)

BlackRock S&P 500 Index V.I. Class I Shares	11,304	(1,160,229)	(1,148,925)	-	(39,032)	(39,032)

BlackRock Sustainable Balanced	84,755	(135,651)	(50,896)	-	(23,451)	(23,451)

Invesco V.I. American Franchise Series I Shares	7,500	(12,383)	(4,883)	9,055	(17,313)	(8,258)

Invesco V.I. Core Equity Series I Shares	1,634	(7,680)	(6,046)	2,067	(7,373)	(5,306)

MFS® Growth Initial Class	1,176	(13,307)	(12,131)	1,694	(13,477)	(11,783)

13

Transamerica Financial Life Insurance Company

ML of New York Variable Life Separate Account II

Notes to Financial Statements

December 31, 2023

5. Financial Highlights

The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

AB Large Cap Growth Class A Shares
12/31/2023	17,892	$98.02	to	$98.02	$1,753,738	-%	0.90%	to	0.90%	33.93%	to	33.93%
12/31/2022	18,089	73.19	to	73.19	1,323,864	-	0.90	to	0.90	(29.15)	to	(29.15)
12/31/2021	18,334	103.29	to	103.29	1,893,703	-	0.90	to	0.90	27.82	to	27.82
12/31/2020	20,111	80.81	to	80.81	1,625,116	-	0.90	to	0.90	34.28	to	34.28
12/31/2019	21,209	60.18	to	60.18	1,276,348	-	0.90	to	0.90	33.49	to	33.49
BlackRock Advantage Large Cap Core
12/31/2023	3,522	487.67	to	487.67	1,717,570	1.00	0.90	to	0.90	24.29	to	24.29
12/31/2022	3,796	392.36	to	392.36	1,489,576	1.18	0.90	to	0.90	(20.61)	to	(20.61)
12/31/2021	3,919	494.18	to	494.18	1,936,821	0.81	0.90	to	0.90	27.29	to	27.29
12/31/2020	4,500	388.24	to	388.24	1,746,959	1.35	0.90	to	0.90	18.92	to	18.92
12/31/2019	4,738	326.46	to	326.46	1,546,917	1.44	0.90	to	0.90	27.94	to	27.94
BlackRock Advantage Large Cap Value V.I. Class I Shares
12/31/2023	1,321	46.14	to	46.14	60,968	1.62	0.90	to	0.90	12.69	to	12.69
12/31/2022	1,351	40.94	to	40.94	55,330	1.66	0.90	to	0.90	(8.98)	to	(8.98)
12/31/2021	1,712	44.98	to	44.98	76,990	1.62	0.90	to	0.90	25.39	to	25.39
12/31/2020	1,778	35.87	to	35.87	63,784	1.59	0.90	to	0.90	2.74	to	2.74
12/31/2019	2,198	34.92	to	34.92	76,744	2.08	0.90	to	0.90	23.78	to	23.78
BlackRock Advantage SMID Cap V.I. Class I Shares
12/31/2023	5,165	134.21	to	134.21	693,239	0.94	0.90	to	0.90	17.83	to	17.83
12/31/2022	6,262	113.91	to	113.91	713,257	0.92	0.90	to	0.90	(17.22)	to	(17.22)
12/31/2021	6,444	137.60	to	137.60	886,749	0.87	0.90	to	0.90	12.62	to	12.62
12/31/2020	6,773	122.18	to	122.18	827,473	1.13	0.90	to	0.90	18.89	to	18.89
12/31/2019	7,500	102.76	to	102.76	770,714	1.75	0.90	to	0.90	27.83	to	27.83
BlackRock Basic Value V.I. Class I Shares
12/31/2023	28,304	107.38	to	107.38	3,039,342	1.79	0.90	to	0.90	15.57	to	15.57
12/31/2022	29,684	92.91	to	92.91	2,757,970	1.42	0.90	to	0.90	(5.77)	to	(5.77)
12/31/2021	31,510	98.60	to	98.60	3,106,832	1.31	0.90	to	0.90	20.59	to	20.59
12/31/2020	33,489	81.76	to	81.76	2,738,169	2.44	0.90	to	0.90	2.51	to	2.51
12/31/2019	34,733	79.76	to	79.76	2,770,437	2.44	0.90	to	0.90	22.81	to	22.81
BlackRock Capital Appreciation
12/31/2023	5,368	434.19	to	434.19	2,330,558	0.09	0.90	to	0.90	48.31	to	48.31
12/31/2022	5,841	292.76	to	292.76	1,710,029	0.21	0.90	to	0.90	(38.14)	to	(38.14)
12/31/2021	6,104	473.29	to	473.29	2,889,058	0.03	0.90	to	0.90	20.14	to	20.14
12/31/2020	8,829	393.97	to	393.97	3,478,361	0.03	0.90	to	0.90	38.91	to	38.91
12/31/2019	9,165	283.61	to	283.61	2,599,109	0.10	0.90	to	0.90	31.60	to	31.60
BlackRock Equity Dividend V.I. Class I Shares
12/31/2023	5,807	99.18	to	99.18	575,953	2.03	0.90	to	0.90	11.24	to	11.24
12/31/2022	6,059	89.16	to	89.16	540,217	1.68	0.90	to	0.90	(4.70)	to	(4.70)
12/31/2021	6,173	93.56	to	93.56	577,515	1.51	0.90	to	0.90	19.47	to	19.47
12/31/2020	7,543	78.31	to	78.31	590,674	2.22	0.90	to	0.90	2.99	to	2.99
12/31/2019	7,680	76.04	to	76.04	584,029	2.08	0.90	to	0.90	26.57	to	26.57
BlackRock Global Allocation
12/31/2023	35,655	102.91	to	102.91	3,669,245	2.34	0.90	to	0.90	12.17	to	12.17
12/31/2022	38,448	91.75	to	91.75	3,527,528	-	0.90	to	0.90	(16.48)	to	(16.48)
12/31/2021	43,062	109.85	to	109.85	4,730,127	1.15	0.90	to	0.90	5.84	to	5.84
12/31/2020	45,686	103.79	to	103.79	4,741,659	1.54	0.90	to	0.90	19.79	to	19.79
12/31/2019	47,243	86.64	to	86.64	4,093,082	1.50	0.90	to	0.90	17.07	to	17.07

14

Transamerica Financial Life Insurance Company

ML of New York Variable Life Separate Account II

Notes to Financial Statements

December 31, 2023

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

BlackRock Global Allocation V.I. Class I Shares
12/31/2023	3,381	$63.17	to	$63.17	$213,594	2.26%	0.90%	to	0.90%	11.82%	to	11.82%
12/31/2022	3,439	56.49	to	56.49	194,256	-	0.90	to	0.90	(16.61)	to	(16.61)
12/31/2021	3,971	67.74	to	67.74	268,969	0.92	0.90	to	0.90	5.72	to	5.72
12/31/2020	4,171	64.07	to	64.07	267,248	1.33	0.90	to	0.90	19.93	to	19.93
12/31/2019	4,248	53.43	to	53.43	226,980	1.30	0.90	to	0.90	16.94	to	16.94
BlackRock Government Money Market
12/31/2023	23,817	37.22	to	37.22	886,392	4.60	0.90	to	0.90	3.72	to	3.72
12/31/2022	24,405	35.88	to	35.88	875,749	1.34	0.90	to	0.90	0.36	to	0.36
12/31/2021	18,108	35.75	to	35.75	647,436	-	0.90	to	0.90	(0.89)	to	(0.89)
12/31/2020	21,143	36.07	to	36.07	762,682	0.30	0.90	to	0.90	(0.63)	to	(0.63)
12/31/2019	28,647	36.30	to	36.30	1,039,941	1.76	0.90	to	0.90	0.87	to	0.87
BlackRock High Yield
12/31/2023	2,436	95.79	to	95.79	233,347	6.37	0.90	to	0.90	11.77	to	11.77
12/31/2022	1,413	85.70	to	85.70	121,051	5.42	0.90	to	0.90	(11.43)	to	(11.43)
12/31/2021	1,441	96.76	to	96.76	139,464	4.87	0.90	to	0.90	4.97	to	4.97
12/31/2020	2,027	92.18	to	92.18	186,863	5.53	0.90	to	0.90	6.87	to	6.87
12/31/2019	1,976	86.26	to	86.26	170,443	5.79	0.90	to	0.90	14.01	to	14.01
BlackRock International V.I. Class I Shares
12/31/2023	10,255	28.97	to	28.97	297,090	0.85	0.90	to	0.90	17.96	to	17.96
12/31/2022	11,699	24.56	to	24.56	287,301	0.82	0.90	to	0.90	(25.29)	to	(25.29)
12/31/2021	12,630	32.87	to	32.87	415,154	0.66	0.90	to	0.90	7.71	to	7.71
12/31/2020	13,893	30.52	to	30.52	424,017	0.52	0.90	to	0.90	20.24	to	20.24
12/31/2019	14,432	25.38	to	25.38	366,320	1.21	0.90	to	0.90	30.95	to	30.95
BlackRock Large Cap Focus Growth V.I. Class I Shares
12/31/2023	6,595	51.97	to	51.97	342,720	-	0.90	to	0.90	51.50	to	51.50
12/31/2022	7,588	34.30	to	34.30	260,293	-	0.90	to	0.90	(38.66)	to	(38.66)
12/31/2021	8,016	55.92	to	55.92	448,249	-	0.90	to	0.90	17.03	to	17.03
12/31/2020	9,891	47.78	to	47.78	472,591	-	0.90	to	0.90	42.46	to	42.46
12/31/2019	10,136	33.54	to	33.54	339,943	-	0.90	to	0.90	31.52	to	31.52
BlackRock Managed Volatility V.I. Class I Shares
12/31/2023	70	46.82	to	46.82	3,255	8.51	0.90	to	0.90	2.28	to	2.28
12/31/2022	72	45.77	to	45.77	3,283	-	0.90	to	0.90	5.26	to	5.26
12/31/2021	74	43.48	to	43.48	3,216	0.67	0.90	to	0.90	(0.22)	to	(0.22)
12/31/2020	76	43.58	to	43.58	3,314	3.87	0.90	to	0.90	2.65	to	2.65
12/31/2019	78	42.45	to	42.45	3,328	3.35	0.90	to	0.90	1.12	to	1.12
BlackRock S&P 500 Index V.I. Class I Shares
12/31/2023	16,701	77.98	to	77.98	1,302,347	0.99	0.90	to	0.90	25.10	to	25.10
12/31/2022	32,766	62.33	to	62.33	2,042,461	1.48	0.90	to	0.90	(18.96)	to	(18.96)
12/31/2021	33,354	76.92	to	76.92	2,565,443	1.27	0.90	to	0.90	27.39	to	27.39
12/31/2020	37,585	60.38	to	60.38	2,269,329	1.78	0.90	to	0.90	17.19	to	17.19
12/31/2019	39,705	51.52	to	51.52	2,045,738	2.21	0.90	to	0.90	30.17	to	30.17
BlackRock Sustainable Balanced
12/31/2023	7,597	158.13	to	158.13	1,201,281	1.68	0.90	to	0.90	15.53	to	15.53
12/31/2022	7,942	136.88	to	136.88	1,087,137	0.91	0.90	to	0.90	(16.51)	to	(16.51)
12/31/2021	8,108	163.94	to	163.94	1,329,254	1.04	0.90	to	0.90	15.61	to	15.61
12/31/2020	8,791	141.80	to	141.80	1,246,535	1.69	0.90	to	0.90	14.72	to	14.72
12/31/2019	9,044	123.61	to	123.61	1,117,905	1.72	0.90	to	0.90	20.97	to	20.97

15

Transamerica Financial Life Insurance Company

ML of New York Variable Life Separate Account II

Notes to Financial Statements

December 31, 2023

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

Invesco V.I. American Franchise Series I Shares
12/31/2023	16,207	$37.20	to	$37.20	$602,981	-%	0.90%	to	0.90%	39.67%	to	39.67%
12/31/2022	16,351	26.64	to	26.64	435,544	-	0.90	to	0.90	(31.73)	to	(31.73)
12/31/2021	16,599	39.01	to	39.01	647,619	-	0.90	to	0.90	10.93	to	10.93
12/31/2020	18,423	35.17	to	35.17	647,976	0.07	0.90	to	0.90	41.08	to	41.08
12/31/2019	18,621	24.93	to	24.93	464,207	-	0.90	to	0.90	35.54	to	35.54
Invesco V.I. Core Equity Series I Shares
12/31/2023	17,624	31.62	to	31.62	557,192	0.74	0.90	to	0.90	22.27	to	22.27
12/31/2022	17,833	25.86	to	25.86	461,124	0.93	0.90	to	0.90	(21.25)	to	(21.25)
12/31/2021	18,025	32.84	to	32.84	591,901	0.64	0.90	to	0.90	26.60	to	26.60
12/31/2020	20,112	25.94	to	25.94	521,683	1.35	0.90	to	0.90	12.84	to	12.84
12/31/2019	20,838	22.99	to	22.99	479,013	0.96	0.90	to	0.90	27.81	to	27.81
MFS® Growth Initial Class
12/31/2023	15,070	89.32	to	89.32	1,345,961	-	0.90	to	0.90	34.66	to	34.66
12/31/2022	15,224	66.33	to	66.33	1,009,773	-	0.90	to	0.90	(32.24)	to	(32.24)
12/31/2021	15,382	97.89	to	97.89	1,505,853	-	0.90	to	0.90	22.43	to	22.43
12/31/2020	16,918	79.96	to	79.96	1,352,737	-	0.90	to	0.90	30.68	to	30.68
12/31/2019	17,460	61.19	to	61.19	1,068,287	-	0.90	to	0.90	36.92	to	36.92

(1)	See Footnote 1

*

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.

**

These amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.

***

These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Total returns reflect a full twelve month period and total returns for subaccounts opened during the year have not been disclosed as they may not be indicative of a full year return. Expense ratios not in effect for the full twelve months are not reflected in the total return as they may not be indicative of a full year return.

16

Transamerica Financial Life Insurance Company

ML of New York Variable Life Separate Account II

Notes to Financial Statements

December 31, 2023

6. Administrative and Mortality and Expense Risk Charges

An annual charge is deducted from the unit values of the subaccounts of the Separate Account for TFLIC’s assumption of certain mortality and expense risks incurred in connection with the contract. It is assessed daily based on the net asset value of the Mutual Fund Account. An annual charge of 0.90% is assessed. Charges reflected above are those currently assessed and may be subject to change. Contract owners should see their actual policy and any related attachments to determine their specific charges.

7. Income Tax

Operations of the Separate Account form a part of TFLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of TFLIC for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TFLIC. Under existing federal income tax laws, the income of the Separate Account is not taxable to TFLIC, as long as earnings are credited under the variable life contracts.

17

Transamerica Financial Life Insurance Company

ML of New York Variable Life Separate Account II

Notes to Financial Statements

December 31, 2023

8. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition in the financial statements.

9. Related Parties

Transamerica Capital, Inc. (TCI), a wholesaling broker-dealer, is an affiliated entity of TFLIC and an indirect wholly owned subsidiary of Aegon N.V. TCI distributes TFLIC’s products through broker-dealers and other financial intermediaries.

No charges other than those disclosed in Footnote 6 are deducted for the service rendered by related parties.

Contract owners may transfer funds between available subaccount options within the Separate Account. These transfers are performed at unit value at the time of the transfer.

18